                                                                   EXHIBIT 10.47


                                 TRUST INDENTURE
                                     between
                            COUNTY OF HAMILTON, OHIO
                                       and
                        THE FIFTH THIRD BANK, as Trustee
                                    SECURING:
                                   $2,980,000
                             COUNTY OF HAMILTON OHIO
            ECONOMIC DEVELOPMENT REVENUE REFUNDING BONDS, SERIES 1994
                           (ADAM WUEST, INC. PROJECT)
                      AND ADDITIONAL BONDS (IF ISSUED) ON A
                      PARITY THEREWITH, AS PROVIDED HEREIN

                          Dated as of February 1, 1994
              THIS INSTRUMENT ALSO CONSTITUTES A SECURITY AGREEMENT
                     UNDER THE OHIO UNIFORM COMMERCIAL CODE



This instrument prepared by:

Timothy J. Quinn, Esq.
Taft, Stettinius & Hollister
1800 Star Bank Center
Cincinnati, Ohio 45202
(513)381-2828
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                                TABLE OF CONTENTS

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         Section 1. Definitions...................................................................................   2

         Section 2. Determinations of Legislative Authority......................................................   12

         Section 3. Authorization and Terms of Project Bonds.....................................................   12

         Section 4. Terms of all Bonds...........................................................................   14

         Section 5. Security Pledged for Bonds...................................................................   15

         Section 6. Sale of Project Bonds; Allocation of Purchase Price..........................................   15

         Section 7. Source of Payment - Bond Fund................................................................   16

         Section 8. Additional Bonds.............................................................................   17

         Section 9. Covenants of Issuer..........................................................................   18

         Section 10. Investment of Bond Fund and Construction Fund...............................................   19

         Section 11. Indenture, Agreement and Bond Purchase Agreement............................................   20

         Section 12. Other Documents.............................................................................   20

         Section 13. Compliance with Section 121.22, Ohio Revised Code...........................................   20

         Section 14. Temporary Project Bonds.....................................................................   20

         Section 15. Effective Date..............................................................................   21

         ARTICLE I

               DEFINITIONS......................................................................................    34

         ARTICLE II

             FORM, EXECUTION, AUTHENTICATION,
              REGISTRATION AND EXCHANGE OF BONDS.................................................................   35
                  Section 2.01 Form of Bonds and Temporary Bonds.................................................   35
                  Section 2.02 Terms of Additional Bonds.........................................................   35
                  Section 2.03 Execution and Authentication of Bonds.............................................   35
                  Section 2.04 Transfer, Exchange and Registration of Bonds......................................   35


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
                  Section 2.05 Mutilated, Lost, Wrongfully Taken or Destroyed Bonds..............................   37
                  Section 2.06 Safekeeping and Cancellation of Bonds.............................................   37
                  Section 2.07 Delivery of the Project Bonds.....................................................   38
                  Section 2.08 Delivery of Additional Bonds......................................................   39
                  Section 2.09 Book Entry-Only System............................................................   41

         ARTICLE III

                  REDEMPTION OF BONDS............................................................................   43
                  Section 3.01 Privilege of Redemption and Redemption Price......................................   43
                  Section 3.02 Issuer's Election to Redeem.......................................................   43
                  Section 3.03 Notice of Redemption..............................................................   43
                  Section 3.04 Payment of Redeemed Bonds.........................................................   43

         ARTICLE IV

                  FURTHER PROVISIONS AS TO FUNDS,
                  PAYMENTS, PROJECT AND AGREEMENT................................................................   44
                  Section 4.01 Provisions for Payment............................................................   44
                  Section 4.02 Non-presentment of Bonds..........................................................   44
                  Section 4.03 Extension of Payment of Bonds.....................................................   44
                  Section 4.04 Payments to Trustee and Paying Agents.............................................   45
                  Section 4.05 Moneys to be Held in Trust........................................................   45
                  Section 4.06 Insurance and Condemnation Proceeds...............................................   45
                  Section 4.07 Repayment to the Borrowers or the Letter of Credit Bank from the Bond Fund........   45
                  Section 4.08 Records of Construction Fund......................................................   46
                  Section 4.09 Completion of the Project.........................................................   46
                  Section 4.10 Amendments to Agreement and Letter of Credit Not Requiring Consent of
                               Bondholders.......................................................................   46
                  Section 4.11 Amendments to Agreement Requiring Consent of Bondholders..........................   46
                  Section 4.12 Subordination to Rights of the Borrowers..........................................   47
                  Section 4.13 Removal of Portions of Project....................................................   47
                  Section 4.14 Amendments to Letter of Credit Requiring Consent of Bondholders...................   47
                  Section 4.15 Letter of Credit..................................................................   47
                  Section 4.16 Extension of Letter of Credit; Alternate Letter of Credit.........................   49
                  Section 4.17 Release of Documents Upon Termination of Letter of Credit.........................   49

         ARTICLE V

                  THE TRUSTEE AND PAYING AGENTS..................................................................   51
                  Section 5.01 Trustee's Acceptance and Responsibilities.........................................   51
                  Section 5.02 Fees, Charges and Expenses of Trustee and Paying Agents...........................   53
                  Section 5.03 Notice to Bondholders if Default Occurs...........................................   53
                  Section 5.04 Intervention by Trustee...........................................................   53
                  Section 5.05 Successor Trustee.................................................................   54


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
                  Section 5.06 Resignation by the Trustee........................................................   54
                  Section 5.07 Removal of the Trustee............................................................   54
                  Section 5.08 Appointment of Successor Trustee..................................................   54
                  Section 5.09 Concerning Any Successor Trustee..................................................   54
                  Section 5.10 Successor Trustee as Custodian of Funds, Bond Registrar and Paying Agent..........   55
                  Section 5.11 Adoption of Authentication........................................................   55
                  Section 5.12 Trustee Protected in Relying Upon Instruments.....................................   55
                  Section 5.13 Designation and Succession of Paying Agents.......................................   55
                  Section 5.14 Dealing in Bonds..................................................................   56
                  Section 5.15 No Transfer of Note or Notes held by the Trustee..................................   56
                  Section 5.16 Investment of Construction Fund and Bond Fund.....................................   56
                  Section 5.17 Allocation of Income from Investments.............................................   57
                  Section 5.18 Interpleader......................................................................   57
                  Section 5.19 Survival of Certain Provisions....................................................   57

         ARTICLE VI

                  DEFAULT PROVISIONS AND REMEDIES
                  OF TRUSTEE AND BONDHOLDERS.....................................................................   58
                  Section 6.01 Defaults; Events of Default.......................................................   58
                  Section 6.02 Acceleration......................................................................   59
                  Section 6.03 Other Remedies; Rights of Bondholders.............................................   60
                  Section 6.04 Right of Bondholders to Direct Proceedings........................................   60
                  Section 6.05 Appointment of Receivers..........................................................   61
                  Section 6.06 Allocation of Moneys..............................................................   61
                  Section 6.07 Remedies Vested in Trustee........................................................   62
                  Section 6.08 Rights and Remedies of Bondholders................................................   63
                  Section 6.09 Termination of Proceedings........................................................   63
                  Section 6.10 Waivers of Events of Default......................................................   63
                  Section 6.11 Expense and Services After an Event of Default....................................   64

         ARTICLE VII

                  SUPPLEMENTAL INDENTURES........................................................................   65
                  Section 7.01 Supplemental Indentures Not Requiring Consent of Bondholders......................   65
                  Section 7.02 Supplemental Indentures Requiring Consent of Bondholders..........................   66
                  Section 7.03 Consent of the Borrowers..........................................................   67
                  Section 7.04 Authorization to Trustee; Effect of Supplement....................................   67
                  Section 7.05 Opinion of Counsel................................................................   68
                  Section 7.06 Modification by Unanimous Consent.................................................   68


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
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         ARTICLE VIII

                  DISCHARGE OF LIEN..............................................................................   69
                  Section 8.01 Release of Indenture..............................................................   69
                  Section 8.02 Payment and Discharge of Bonds....................................................   69

         ARTICLE IX

                  MISCELLANEOUS..................................................................................   71
                  Section 9.01 Instruments of Bondholders........................................................   71
                  Section 9.02 Limitation of Rights..............................................................   71
                  Section 9.03 Severability......................................................................   71
                  Section 9.04 Notices...........................................................................   72
                  Section 9.05 Payments Due on Saturdays, Sundays and Holidays...................................   72
                  Section 9.06 Priority Over Other Liens.........................................................   72
                  Section 9.07 Extent of Covenants; No Personal Liability........................................   72
                  Section 9.08 Power to Issue Bonds and Make Pledges.............................................   72
                  Section 9.09 Binding Effect....................................................................   73
                  Section 9.10 Counterparts......................................................................   73
                  Section 9.11 Cautions..........................................................................   73
                  Section 9.12 Governing Law.....................................................................   73
                  Section 9.13 Security Agreement................................................................   73
                  Section 9.14 Continuing Obligation.............................................................   73

                                 TRUST INDENTURE

         THIS TRUST INDENTURE (hereinafter called the "Indenture") dated as of the first day of February 1994, by and between the COUNTY OF HAMILTON, OHIO (the "Issuer"), a county and political subdivision organized and existing under the laws of the State of Ohio, and THE FIFTH THIRD BANK, CINCINNATI, OHIO, a banking corporation organized and existing under the laws of the State of Ohio and duly authorized to exercise corporate trust powers within the State of Ohio, with its principal place of business located in Cincinnati, Ohio (the "Trustee"), as Trustee;

                              W I T N E S S E T H:

         WHEREAS, by virtue of the authority of the Constitution and laws of the State of Ohio, and particularly Article III, Section 13 of the Constitution and Chapter 165 of the Ohio Revised Code, and pursuant to the Bond Legislation referred to below, the Issuer is authorized to enter into this Indenture and to do or cause to be done all the acts and things herein provided or required to be done, and to issue the Bonds, all as hereinafter defined and provided for; and

         WHEREAS, the Issuer has, in order to assist in the financing of the Project (as hereinafter defined), determined to issue the Project Bonds, as hereinafter defined, in the principal amount of $2,980,000 to the Original Purchaser, as hereinafter defined, and the Issuer has determined to enter into this Indenture to secure the Bonds, as hereinafter defined, issuable hereunder, by the pledge and assignment of revenues derived by the Issuer from the Project (as hereinafter defined), together with the right to receive Loan Payments under the Agreement, including the payments of principal, interest and any premium on the Note, all as hereinafter defined, all as set forth and declared in the Bond Legislation incorporated herein;

         WHEREAS, the Bonds to be issued hereunder do not constitute a debt, or a pledge of the faith and credit of the Issuer, the State or any political subdivision or taxing district thereof, and the holders or owners thereof have no right to have taxes levied by the General Assembly of the State, or the taxing authority or any political subdivision of the State, for the payment of the principal thereof or interest or any premium thereon, but such Bonds are payable solely from revenues pledged for their payment; and

         WHEREAS, said Bond Legislation is incorporated herein, constitutes an integral part of this Indenture, and provides, in its entirety, as follows:

         A RESOLUTION AUTHORIZING THE ISSUANCE OF $2,980,000 ECONOMIC DEVELOPMENT REVENUE REFUNDING BONDS, SERIES 1994 OF THE COUNTY OF HAMILTON, OHIO, IN ORDER TO ASSIST ADAM WUEST, INC. AND ADAM WUEST REALTY, INC. IN THE FINANCING COSTS OF REFUNDING BONDS PREVIOUSLY ISSUED TO FINANCE THE COSTS CERTAIN MANUFACTURING FACILITIES LOCATED IN THE COUNTY OF HAMILTON, OHIO; AUTHORIZING THE ISSUANCE OF ADDITIONAL BONDS; PROVIDING FOR THE PLEDGE OF REVENUES FOR THE PAYMENT OF SAID BONDS; AUTHORIZING A LOAN AGREEMENT WITH RESPECT TO THE PROCEEDS DERIVED FROM THE SALE OF SAID BONDS; AUTHORIZING A TRUST INDENTURE APPROPRIATE FOR THE PROTECTION AND DISPOSITION OF SUCH REVENUES AND FURTHER TO SECURE THE PAYMENT OF SAID BONDS; AUTHORIZING A BOND PURCHASE AGREEMENT; AUTHORIZING THE ASSIGNMENT BY THE COUNTY OF HAMILTON, OHIO, OF A NOTE FROM ADAM WUEST, INC. AND ADAM WUEST REALTY, INC.

         WHEREAS, the County of Hamilton, Ohio is by virtue of the laws of the State of Ohio, including Section 13 of Article VIII of the Ohio Constitution and Chapter 165 of the Ohio Revised Code, and other authorities mentioned therein, authorized and empowered, among other things, (a) to assist in the financing of costs of refunding bonds previously issued to finance the costs manufacturing facilities (the "Prior Bonds") located within the boundaries of the Issuer, (b) to enter into an agreement with the owner of such facilities providing for revenues, as defined in 165.01(I) of the Ohio Revised Code, sufficient to pay the principal of and interest and any premium on such revenue bonds, (c) to secure such revenue bonds by a trust agreement or indenture between the Issuer and a corporate trustee, and by a pledge and assignment of such revenues, as provided for herein, and (d) to enact the Bond Legislation and enter into the Indenture and the Agreement, as hereinafter identified, upon the terms and conditions provided therein; and

         WHEREAS, Adam Wuest Realty, Inc. (the "Realty") is an Ohio corporation and Adam Wuest, Inc. (the "Company") is an Ohio corporation duly qualified to do business in the State of Ohio (the Realty and the Company are sometimes herein collectively referred to as the "Borrowers"); and

         WHEREAS, it is hereby determined by this Legislative Authority that the refunding of the Prior Bonds will require the issuance, sale and delivery of Project Bonds in the principal amount of $2,980,000 and hereafter may require the Issuer's issuance, sale and delivery of Additional Bonds on a parity therewith, all of which Bonds shall be equally and ratably payable and secured as provided herein and in the Indenture authorized herein:

         Section 1. Definitions. In addition to the words and terms elsewhere defined in this Bond Legislation or in the Agreement, hereinafter identified, and used herein as defined words and terms, the following words and terms as used in this Bond Legislation and in the Indenture authorized herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent:

         "Act" means Chapter 165 of the Ohio Revised Code, enacted and amended pursuant to Section 13 of Article VIII and other provisions of the Ohio Constitution.

         "Additional Bonds" means Bonds issued pursuant to Section 8 of this Bond Legislation.

         "Additional Payments" means the amounts required to be paid by the provisions of Section 2.2 of the Agreement.

         "Agreement" means the Loan Agreement, provided for in Section 11 hereof, between the Issuer and the Borrowers, dated as of February 1, 1994, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

         "Alternate Letter of Credit" means an irrevocable letter of credit authorizing drawings thereunder by the Trustee, the terms of which shall be the same in all material respects (except as to expiration date) as the Letter of Credit, and issued by a savings and loan association or a national bank or other commercial bank which satisfies the requirements of Section 4.16 of the Indenture, or a surety bond, a bond insurance policy or other credit enhancement instrument, which Alternate Letter of Credit shall, in the opinion of the Remarketing Agent, provide the Bondholders with comparable or better security than the Letter of Credit.

         "Assignment of Rents and Leases" means the Assignment of Rents and Leases dated as of February 1, 1994, from the Realty to the Trustee and the Letter of Credit Bank, as amended or supplemented.

         "Authorized Borrowers Representative" means any person reasonably acceptable to the Letter of Credit Bank from time to time designated to act on behalf of the Borrowers by written certificate furnished to the Issuer and the Trustee, containing the specimen signature of such person and signed on behalf of the Borrowers by the Borrowers. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as such Authorized Borrowers Representative.

         "Authorized Issuer Representative" means the person from time to time designated to act on behalf of the Issuer by written certificate furnished to the Borrowers and Trustee, containing the specimen signature of such person and signed on behalf of the Issuer by a member of its Legislative Authority of the Issuer or his authorized delegate. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as the Authorized Issuer Borrowers Representative.

         "Bonds" means the Project Bonds and any Additional Bonds issued and to be issued pursuant to the Indenture.

         "Bond Fund" means the Bond Fund created in Section 7 of this Bond Legislation.

         "Bond Fund Payment" means as to the Project Bonds an amount equal to the interest accrued on the Project Bonds from their date to the date of their delivery to the Original Purchaser and payment therefor, and as to Additional Bonds the amount specified in this Bond Legislation authorizing such Additional Bonds, provided that the Bond Fund Payment for any Additional Bonds shall not be less than an amount equal to the interest accrued on such Additional Bonds from their date to the date of delivery of such Additional Bonds to their original purchaser and payment therefor.

         "Bond Purchase Agreement" means the Bond Purchase Agreement by and among the Issuer, the Borrowers, the Letter of Credit Bank and the Original Purchaser.

         "Bondholder" or "Holder" or "holder" or "holder of Bonds" means any person in whose name a Bond is registered.

         "Bond Legislation" means this Resolution adopted by the Legislative Authority of the Issuer authorizing the Project Bonds, except that when used with reference to an issue of Additional Bonds it shall mean this Resolution to the extent applicable and other legislation providing for the issuance of such Additional Bonds, and except that when used with reference to Bonds when Additional Bonds are outstanding, it shall mean the Resolution first referred to above and the Bond Legislation providing for the issuance of Additional Bonds, all as the same may from time to time be lawfully amended, modified or supplemented.

         "Bond Redemption Date" means any date, other than an Interest Payment Date, upon which Bonds shall be redeemed pursuant to the Indenture.

         "Bond service charges" for any time period or with respect to any date means the principal, including mandatory sinking fund redemption requirements, interest, and redemption premium, if any, required to be paid by the Issuer on the - Bonds for such time period or on such date.

         "Borrowers" mean collectively Realty and Company, both as hereinafter defined.

         "Business Day" means any day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Letter of Credit Bank are located are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

         "Code" means the Internal Revenue Code of 1986, and with respect to a specific section thereof such reference shall be deemed to include (i) the regulations prescribed under such section, (ii) any predecessor or successor provision of similar import hereafter enacted, (iii) any corresponding provision of any subsequent or previous Internal Revenue Code, and (iv) the regulations prescribed under the provisions described in (ii) and (iii).

         "Company" means Adam Wuest, Inc., an Ohio corporation, the lessee of the Project Site.

         "Construction Fund" means the Construction Fund created in Section 6 of this Bond Legislation.

         "DTC" means Depository Trust Company, New York, New York, and any successor corporation.

         "DTC Participant" means those broker-dealers, banks, and other financial institutions reflected on the books of DTC.

         "Determination of Taxability" means (i) the enactment of legislation or the adoption of final regulations or a final decision, ruling or technical advice by any Federal judicial or administrative authority which has the effect of requiring interest on the Bonds to be included in the gross income of the holders for Federal income tax purposes (other than a holder who is a "substantial user" of the Project or a "related person" as those terms are used in Sections 147(a) and 144(a), respectively of the Code and other than Bonds held by or pledged to the Letter of Credit Bank); (ii) the delivery to the Trustee of a written statement signed by the Authorized Borrowers Representative to the effect that the Borrowers has exceeded or will exceed the maximum amount of capital expenditures permitted under Section 144 (a) (4) of the Code; provided that no decision by any court or decision, ruling or technical advice by any administrative authority shall be considered final (a) unless the holder involved in the proceeding or action giving rise to such decision, ruling or technical advice (i) gives the Borrowers and the Trustee prompt notice of the commencement thereof, and (ii) offers the Borrowers the opportunity to control the contest thereof, provided the Borrowers shall have agreed to bear all expenses in connection therewith and to indemnify that holder against all liabilities in connection therewith, and (b) until the expiration of all periods for judicial review or appeal.

         "Eligible Investments" means:

                  (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) Federal Home Loan Mortgage Corporation (FHLMC) and Farm Credit Banks (Federal Land Banks, Federal Intermediate Credit Banks and Banks for Cooperatives) participation certificates and senior debt obligations;

                  (iii) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations;

                  (iv) Student Loan Marketing Association (Sallie Mae) letter of credit backed issues and senior debt obligations;

                  (v) Federal funds, certificates of deposit, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank (including the Trustee or its affiliates) the debt obligations of which (or, in the case of the principal bank in a bank holding company, debt obligations of the bank holding company) have been rated "A-1+" (or its equivalent) by one of the Rating Services (including the Trustee or its affiliates);

                  (vi) Commercial paper (having original maturities of not more than 365 days) rated "A-1+" (or its equivalent) by one of the Rating Services;

                  (vii) Obligations rated "AAA" (or its equivalent) by one of the Rating Services (or those investments specified in (ii) above with banks which have debt obligations rated "AAA");

                  (viii) Deposits which are fully insured by the Federal Savings and Insurance Corporation (FDIC);

                  (ix) Repurchase agreements with any AAA rated institution; insured by FDIC provided: (1) the collateral which is the subject of the repurchase agreement is at a level acceptable to Standard & Poor's Corporation and the pricing and cure period are also acceptable to Standard & Poor's Corporation, (2) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (3) the Trustee has a perfected first security interest in the collateral, (4) the collateral is free and clear of third party liens, and (5) failure to maintain the requisite collateral percentage in (1) above will require the Trustee to liquidate the collateral;

                  (x) obligations of any state, or political subdivision thereof, or any municipality, which obligations are rated in any of the four highest generic long-term rating categories by the Rating Services; and

                  (xi) Money market mutual funds, provided that such funds shall be invested solely in obligations or securities described in (i) through (x) above.

         "Engineer" means an engineer or engineering firm or an architect or architectural firm qualified to practice the profession of engineering or architecture under the laws of the State of Ohio, and who or which is acceptable to the Letter of Credit Bank and is not an officer or full-time employee of the Issuer or the Borrowers.

         "Event of Taxability" means the occurrence of circumstances on the basis of which a Determination of Taxability shall have been found to have occurred, or which shall constitute a Determination of Taxability, and which result in the interest payable on the Bonds becoming includable in the gross income for Federal income tax purposes of the holders of the Bonds (other than a holder who is a "substantial user" of the Project or a "related person" as such are defined or used in Sections 147(a) and 144(a), respectively, of the Code, and other than a holder of Bonds which are held by or pledged to the Letter of Credit Bank).

         "Indenture" means the Trust Indenture between the Issuer and The Fifth Third Bank, Cincinnati, Ohio, as Trustee, dated as of February 1, 1994, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

         "Independent Counsel" means any attorney or firm of attorneys acceptable to the Trustee and to the Issuer and who is not an officer or a full-time employee of the Issuer or the Borrowers, and in the case of a firm, none of the attorneys or members of which is an officer, partner or a full-time employee of the Issuer or the Borrowers.

         "Interest Payment Date" means the first day of each March and September, commencing September 1, 1994.

         "Interest Rate for Advances" means a rate per annum which is equal to the sum of the Prime Rate plus two percent (2%).

         "Lease" means the Lease Agreement between Realty and the Company relating to the Project and the Project Site.

         "Legislative Authority" means the Board of County Commissioners of the Issuer.

         "Letter of Credit" means (A) the irrevocable letter of credit to be issued by the Letter of Credit Bank and delivered to the Trustee on the same date as the delivery of the Bonds to the Original Purchaser thereof and being an irrevocable obligation to make payment to the Trustee of up to the amounts therein specified with respect to (a) the principal amount of the Project Bonds outstanding to enable the Trustee to pay (i) the principal amount of the Project Bonds when due at maturity or upon redemption or acceleration on the occurrence of an event of default, (b) the amount of interest due on the Project Bonds but not to exceed one hundred ninety-five (195) days maximum accrued interest (at the rate of interest on the Bonds maximum) to enable the Trustee to pay interest due on the Project Bonds, as the same may be transferred, reissued, extended or replaced in accordance with the Indenture and the Letter of Credit and (B) upon the issuance thereof, any Alternate Letter of Credit.

         "Letter of Credit Bank" means, as to the Project Bonds, The Fifth Third Bank, Cincinnati, Ohio and its successors under the Letter of Credit, and the issuer of any Alternate Letter of Credit.

         "Letter of Credit Termination Date" means the expiration date of the Letter of Credit or any Alternate Letter of Credit, initially September 15, 1995.

         "Loan" means the loan by the Issuer to the Borrowers of the proceeds from the sale of the Project Bonds to the Original Purchaser as the same may hereafter be increased from the proceeds from the sale of Additional Bonds.

         "Loan Payment Date" means each Bond Redemption Date, each Interest Payment Date, each Principal Payment Date, each Mandatory Redemption Date and the date upon which any advance payment of principal or interest is required by the provisions of Section 2.1 of the Agreement; and any date on which any principal of, premium, if any, or interest on the Bonds shall be due and payable upon mandatory redemption because of acceleration.

         "Loan Payments" means the amounts required to be paid and/or prepaid by the provisions of Section 2.1 of the Agreement, as the same may hereafter be amended or supplemented.

         "Mandatory Redemption Date" means as to any Additional Bonds, the date or dates specified in the applicable Bond Legislation on which such Additional Bonds are to be retired prior to maturity pursuant to Mandatory Sinking Fund Requirements. As appropriate, a maturity date for any series of Project Bonds shall also be deemed to be a "Mandatory Redemption Date".

         "Mandatory Sinking Fund Requirements" means amounts required by this Bond Legislation to be deposited in the Bond Fund for the purpose of retiring, on a specified date, principal maturities of Bonds which by their terms are due and payable, if not called for prior to redemption, at a subsequent date.

         "Mortgage" means the Open-End Mortgage and Security Agreement from the Borrowers to the Trustee and the Letter of Credit Bank with respect to the Project, dated as of February 1, 1994, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

         "Net Proceeds" means, as to any insurance proceeds or any condemnation award, the amount remaining after deducting therefrom all expenses (including attorneys' fees and any Extraordinary Expenses, as defined in the Indenture, of the Trustee) incurred in the collection of such proceeds or award.

         "Note" or "Notes" means the promissory note dated as of February 1, 1994, constituting the promise of the Borrowers to repay the Loan to the Issuer, which Note shall be in substantially the form attached to the Agreement as Exhibit A, and any additional promissory note or notes executed and delivered with respect to Additional Bonds.

         "Notice Address" means:

         (a)      As to the Issuer:     County of Hamilton, Ohio
                                        Administration Building, Room 603
                                        138 East Court Street
                                        Cincinnati, Ohio  45202
                                        Attention:   President, Board of County
                                        Commissioners

         (b)      As to the Borrowers:  Adam Wuest Realty, Inc.
                                        645 Lynn Street
                                        Cincinnati, Ohio  45204
                                        Attention:   Chief Financial Officer

                                            and

                                        Adam Wuest, Inc.
                                        645 Lynn Street
                                        Cincinnati, Ohio  45204
                                        Attention:   Chief Financial Officer

         (c)      As to the Trustee:    The Fifth Third Bank
                                        Fifth Third Bank Center
                                        38 Fountain Square Plaza
                                        Cincinnati, Ohio  45263
                                        Attention:   Corporate Trust Department

         (d)   As to the Original Purchaser:    Gradison Division of McDonald
                                                  & Company Securities, Inc.
                                                580 Walnut Street
                                                Cincinnati, Ohio  45202
                                                Attention: Mr. Daniel R. Blank
                                                           Vice President

         (e)   As to the Letter of Credit Bank: The Fifth Third Bank
                                                Fifth Third Center
                                                38 Fountain Square Plaza
                                                Cincinnati, Ohio  45263
                                                Attention: Mr. Thomas Schiller,
                                                           Vice President

or such different address notice of which is given under Section 10.3 of the Agreement, but no such notice shall thereby be required to be sent to more than two addresses.

         "Original Purchaser" means, as to the Project Bonds, Gradison Division of McDonald & Company Securities, Inc., Cincinnati, Ohio and, as to any Additional Bonds, the person or persons identified as such in the Bond Legislation providing for the issuance of such Additional Bonds.

         "Outstanding Bonds" or "Bonds outstanding" or "outstanding" as applied to Bonds, means, as of any date, all Bonds which have been authenticated and delivered, or are then being delivered, by the Trustee under the Indenture except:

                  (a) Bonds surrendered for and replaced upon exchange or transfer, or cancelled because of payment or redemption, at or prior to such date;

                  (b) Bonds which are deemed to have been paid and discharged pursuant to the provisions of Section 8.02 of the Indenture; provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

                  (c) Bonds in lieu of which others have been authenticated (or payment, when due, of which is made without replacement) under Section 2.05 of the Indenture;

and also except that

                  (d) For the purpose of determining whether the holders of the requisite principal amount of Bonds have made or concurred in any notice, request, demand, direction, consent, approval, order, waiver, acceptance, appointment or other instrument or communication under or pursuant to the Indenture, Bonds owned by or for the account of the Borrowers or any person owned, controlled by, under common control with or controlling the Borrowers, but specifically excluding Bonds, if any, held or owned by, or pledged to, the Letter of Credit Bank, shall be disregarded and deemed to be not outstanding. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. Ownership of 5% or more of a class of securities having general voting power to elect a majority of the board of directors of a corporation shall be conclusive evidence of control of such corporation.

         "Paying Agents" means any banks or trust companies designated, initially The Fifth Third Bank, as the paying agencies or places of payment for Bonds by or pursuant to the applicable Bond Legislation, and their successors designated pursuant to the Indenture.

         "Person" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a joint stock company, an association and a government or any department or agency thereof.

         "Pledged Receipts" means (a) the Loan Payments, including the payments of principal of and interest and any premium on the Note, (b) subject to the provisions of Sections 3.04, 4.02 and 8.02 of the Indenture with respect to the Trustee holding moneys for the benefit of the holders of particular Bonds, all other moneys received by the Issuer or the Trustee for the account of the Issuer including condemnation awards, insurance proceeds, and other payments pursuant to the Agreement or in respect to the Loan, (c) the proceeds of the Bonds and any moneys deposited in the Construction Fund and the Bond Fund from whatever source, including any draws under the Letter of Credit, and (d) the income and profit from the investment of the Loan Payments and such moneys deposited in the Construction Fund and the Bond Fund. Moneys in the Excess Investment Earnings Account shall constitute Pledged Receipts.

         "Prime Rate" shall have the meaning assigned to such term in the Reimbursement Agreement.

         "Prior Bonds" means the $3,450,000 Economic Development Revenue Bonds, Series 1990 (Adam Wuest, Inc. Project), of the Issues.

         "Principal Payment Date" means, as to the Project Bonds the first day of each September in the years in which the Project Bonds mature as provided in
Section 3 of this Bond Legislation, and
as to Additional Bonds, the date or dates identified as such in the Bond Legislation authorizing such Additional Bonds.

         "Project" means the real, personal or real and personal property, including undivided or other interests therein, identified in Exhibit A of the Mortgage and Exhibits B and C of the Agreement.

         "Project Bonds" means the Bonds initially issued by the Issuer pursuant to the Indenture and designated "Economic Development Revenue Refunding Bonds, Series 1994 (Adam Wuest, Inc.
Project)".

         "Project Equipment" means the personal property described in Exhibit B of this Agreement. The Project Equipment shall be owned by Adam Wuest, Inc., an Ohio corporation.

         "Project Purposes" means the purposes of a manufacturing facility as described in the Act.

         "Project Site" means the real property described in Exhibit C of this Agreement. The Project Site, which includes the buildings and fixtures located thereon, is owned by Adam Wuest Realty, Inc., an Ohio corporation.

         "Rating Services" means Standard & Poor' s Corporation or Moody's Investors Service or their successors and assigns, or if both are dissolved or no longer assigning credit ratings to long term debt, then such other nationally recognized service assigning credit ratings to long term debt designated by the Borrowers and acceptable to the Remarketing Agent and the Letter of Credit Bank.

         "Realty" means Adam Wuest Realty, Inc., an Ohio corporation, the owner of the Project Site, and Realty's assigns including any transferee corporation or other entity as provided in Section 6.3 of the Agreement.

         "Registered Bonds" means Bonds registered in the name of the holder.

         "Regular Record Date" means, with respect to any Bond, the 15th day preceding an Interest Payment Date applicable to that Bond.

         "Reimbursement Account" means the Reimbursement Account in the Bond Fund created pursuant to Section 4.01 of the Indenture.

         "Reimbursement Agreement" or "Letter of Credit Agreement" means the Reimbursement Agreement by and between Realty, the Company and the Letter of Credit Bank pursuant to which the Letter of Credit is to be issued and pursuant to which the Realty and Company must jointly and severally reimburse the Letter of Credit Bank for funds advanced pursuant to the Letter of Credit, as from time to time replaced, supplemented or amended.

         "Termination Date" means September 1, 2010 subject to earlier termination as provided in the Agreement.

         "Trustee" means the bank or trust company at the time serving as Trustee under the Indenture.

         Any reference herein to the Issuer, to the Legislative Authority, or to any officers thereof, shall include any person or entity which succeeds to its or their duties or responsibilities pursuant to or by operation of law. Any reference to a section or provision of the Ohio Constitution or the Act or to a section, provision or chapter of the Ohio Revised Code shall include such section or provision or chapter as from time to time amended, modified, revised, supplemented, or superseded; provided, however, that no such change in the Constitution or laws (a) shall alter the obligation to pay the Bond service charges in the amounts and manner, at the times, and from the sources provided in this Bond Legislation and the Indenture, except as otherwise herein permitted or (b) shall be deemed applicable by reason of this provision if such change would in any way constitute an impairment of the rights of the Issuer, the Trustee, the Letter of Credit Bank or the Borrowers under the Agreement or the Indenture.

         Unless the context shall otherwise indicate, words importing the singular number shall include the plural number, and vice versa, and the terms "hereof", "hereby", "hereto", "hereunder", and similar terms, mean this Bond Legislation and the Indenture.

         Section 2. Determinations of Legislative Authority. The Legislative Authority hereby determines that the Project is a "project" as that term is defined in Section 165.01 of the Ohio Revised Code, is consistent with the purposes of Section 13 of Article VIII of the Ohio Constitution and the Act and will benefit the people of the Issuer by creating or preserving jobs and employment opportunities and promoting the commercial and economic development of the Issuer and the State.

         Section 3. Authorization and Terms of Project Bonds.

         (a) Authorization. It is hereby determined to be necessary to, and the Issuer shall, issue, sell and deliver, as provided and authorized herein and pursuant to the authority of the Act, $2,980,000 aggregate principal amount of Project Bonds for the purpose of making a loan to provide funds to assist the Borrowers in the refunding of the Prior Bonds, including costs incidental thereto and to the financing thereof. The Project Site will be owned by Realty and leased to the Company. The Project Equipment is owned by the Company and placed on the Project Site. Said Project Bonds shall be designated "Economic Development Revenue Refunding Bonds, Series 1994 (Adam Wuest, Inc. Project)". The Issuer may also issue, sell and deliver Additional Bonds on a parity with the Project Bonds for the purposes and in the manner provided in Section 8 of this Bond Legislation. The proceeds of the Project Bonds shall be applied exclusively to the costs of the refunding of the Prior Bonds and paying certain of the costs of issuance of the Project Bonds.

         (b) Form, Denominations, Dates and Interest Rates. The Project Bonds shall be issued in fully registered book-entry form in the manner and on the terms provided in the Indenture, and shall be numbered from 1 upward. Project Bonds shall be in the denomination of $5,000 or any integral multiple thereof. The Project Bonds shall mature on September 1, 1994 through 2010 in the principal amounts set forth in Exhibit A to the Indenture. Project Bonds shall initially be dated as of February 1, 1994, and thereafter shall be dated as of the Interest Payment Date next preceding the date of their authentication, unless authenticated upon an Interest Payment Date in which case they shall be dated as of the date of their authentication; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall be dated as of the date to which interest has been paid. The Project Bonds shall bear interest at the rates set forth in Exhibit A to the indenture. Interest on the Project Bonds shall be calculated on the basis of 360-day years consisting of twelve 30-day months.

         (c) General Optional Redemption. The Borrowers have an option, exercisable the dates and at the prices set forth in accordance with Section 2.1 of the Agreement, upon giving notice in accordance with Section 8.4 of the Agreement, to prepay all or part (in the amount of $5,000 or any integral multiple thereof) of the Loan Payments.

         The exercise of any such prepayment option by the Borrowers shall be conditioned on the deposit by the Borrowers of sufficient funds with the Letter of Credit Bank in accordance with Section 2.1 of the Agreement or waiver of such requirement by the Letter of Credit Bank.

         Notice from the Borrowers to the Trustee pursuant to Section 8.4 of the Agreement that the Borrowers shall exercise its general option to prepay the Loan pursuant to Section 8.2 of the Agreement, shall constitute the direction from the Issuer to the Trustee to call all or part of the then outstanding Bonds for general optional redemption pursuant to this paragraph, and no separate notice from the Issuer to the Trustee shall be required.

         (d) Special Mandatory Redemption Upon Unenforceability or Taxability. The Project Bonds are also subject to special mandatory redemption by the Issuer prior to stated maturity at any time in whole if and when (i) the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Agreement by reason of any changes in the Constitution of the State or the Constitution of the United States of America or by reason of legislative or administrative action (whether state or Federal) or any final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Issuer or the Borrowers in good faith to the effect that the Note and the obligations evidenced thereby are no longer enforceable by the holder thereof, or (ii) interest on the Project Bonds shall have become subject to Federal income tax because of a Determination of Taxability. The redemption price in any such events shall be 100% of the principal amount of the Project Bonds outstanding plus accrued interest to the redemption date. Any such redemption shall be made not more than 120 days following the effective date of such constitutional amendment, legislation, administrative action or decree, judgment or order, or following the date of the Determination of Taxability (excluding any final determination that interest is subject to Federal income tax with respect to any Project Bond because such Project Bond is held by a "substantial user" of the Project or by a "related person", as those terms are used in Section 144 Ca) of the Code or held by or pledged to the Letter of Credit Bank). Notice from the Borrowers to the Trustee pursuant to Section 8.4 of the Agreement that the Borrowers shall prepay the Loan in full as required under Section 8.3 of the Agreement, shall constitute the direction from the Issuer to the Trustee to call all the then outstanding Project Bonds for special mandatory redemption pursuant to this paragraph, and no separate notice from the Issuer to the Trustee shall be required.

         (e) Mandatory Sinking Fund Redemption. The Project Bonds are not subject to mandatory sinking fund redemption prior to maturity.

         (f) Special Mandatory Redemption Upon Expiration of Letter of Credit. The Project Bonds are subject to mandatory redemption in whole on the Letter of Credit Termination Date or any subsequent date to which the Letter of Credit Termination Date shall have been extended at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, (a) at least forty-five (45) days prior to any such Letter of Credit Termination Date, (b) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended or (c) at least thirty-five
(35) days prior to any such Letter of Credit Termination Date, the Borrowers shall have obtained approval of an Alternate Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces.

         (g) Method of Redemption. Notice of the call for any redemption of Project Bonds, identifying by designation, letters, numbers, or other distinguishing marks, the Project Bonds to be redeemed, the redemption price to be paid, the date fixed for redemption and the place or places where the amounts due upon such redemption are payable, shall be given by the Trustee on behalf of the Issuer by mailing a copy of the redemption notice by first class mail at least thirty days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books kept by the Trustee; provided, however, that failure to give such notice by mailing, or any defect in such notice, shall not affect the validity of any proceedings for the redemption of the Project Bonds.

         If less than the entire unmatured portion of the Project Bonds be called for redemption at any time or from time to time, the Project Bonds to be redeemed shall be selected in the inverse order of their maturities, and within any maturity the selection of such Project Bonds or portion of fully registered Project Bonds shall be made by lot in such manner as may be designated by the Trustee in its sole discretion; provided, however, that if Project Bonds have been pledged to the Letter of Credit Bank, Project Bonds so held by the Letter of Credit Bank will be selected for redemption by the Trustee prior to any selection by lot.

         (h) Place of Payment. Bond service charges on Project Bonds shall be payable, without deduction for services of the Paying Agent, in the manner provided in the Project Bonds.

         (i) Execution. The Project Bonds shall be executed by at least two members of the Legislative Authority, provided that either or both of such signatures may be facsimiles.

         Section 4. Terms of all Bonds. All Bonds shall bear such designation as may be necessary to distinguish them from Bonds of any other series. Bond service charges on all Bonds shall be payable in lawful money of the United States of America. Bonds shall be issued as fully registered Bonds. All Bonds shall be negotiable instruments within the meaning of Chapter 165 of the Ohio Revised Code, subject to applicable provisions for registration, and shall express on their faces the purpose for which they are issued and such other statements or legends as may be required by law.

         All Bonds shall be executed in the manner provided in the Bond Legislation authorizing their issuance or in the manner provided by the applicable law in effect at the time of their issuance. In case any officer whose signature or a facsimile of whose signature shall appear on any Bonds shall cease to be such officer before the issuance, authentication or delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he or she had remained in office until that time.

         Unless otherwise provided in the Bond Legislation authorizing the issuance of Additional Bonds, notice of call for redemption of all Bonds shall be given in the manner provided in Section 3 hereof for the notice of call for redemption of the Project Bonds. If Bonds or portions of fully registered Bonds are duly called for redemption and if on such redemption date moneys for the redemption of all the Bonds to be redeemed, together with accrued interest to the redemption date, shall be held by the Trustee or Paying Agents so as to be available therefor, then from and after such redemption date such Bonds or portions of fully registered Bonds shall cease to bear interest.

         Section 5. Security Pledged for Bonds. As provided herein, the Project Bonds shall be equally and ratably payable solely from the Pledged Receipts and secured by a pledge of and lien on moneys deposited in the Construction Fund and the Bond Fund, and a pledge and assignment of other moneys constituting Pledged Receipts, and further secured by the Indenture and by the pledge and assignment of the Note and by the Mortgage and the Assignment of Leases and Rents, and anything in this Bond Legislation, the Bonds, the Agreement, the Mortgage or Indenture to the contrary notwithstanding, neither this Bond Legislation, the Bonds, the Agreement, Mortgage, nor the Indenture shall constitute a debt or a pledge of the faith and credit of the Issuer or of the State or any political subdivision thereof and the holders or owners of the Bonds shall have no right to have taxes levied by the General Assembly of the State or the taxing authority of the Issuer or of any other political subdivision of the State for the payment of the principal of, premium, if any, or interest on the Bonds, but such Bonds are payable solely from the Pledged Receipts and the Bonds shall contain on the face thereof a statement to that effect.

         Section 6. Sale of Project Bonds; Allocation of Purchase Price. The Legislative Authority is hereby authorized and directed to offer for sale the Project Bonds to the Original Purchaser for purchase by the Original Purchaser at the price set forth in the Bond Purchase Agreement, plus accrued interest, in accordance with the terms and provisions of this Bond Legislation, and to make the necessary arrangements on behalf of the Issuer with the Original Purchaser to establish the date, location, procedure and conditions for the delivery of the Project Bonds to the original Purchaser. The Legislative Authority further is hereby authorized and directed to take all steps necessary to effect due authentication, delivery and security of the Project Bonds under the terms of this Bond Legislation and the Indenture, and it is hereby determined that the aforesaid purchase price and the interest rate for the Project Bonds and the manner of sale, as provided in this Bond Legislation, are in compliance with all legal requirements. The Legislative Authority shall furnish to the Original Purchaser a true transcript of proceedings had with reference to the issuance cf the Project Bonds, certified by the Clerk of the Legislative Authority along with such information from his or her records as is necessary to determine the regularity and validity of the issuance of said Bonds.

         The Issuer has not confirmed, and assumes no responsibility for the accuracy, sufficiency or fairness of, any statements in the Preliminary Offering Circular or the final Offering Circular or any supplements thereto, or in any reports, financial information, offering or disclosure documents or other information in any way relating to the Project, the Borrowers, the Letter of Credit Bank or the Original Purchaser.

         At the time of issuance, delivery of and payment for the Project Bonds, the Bond Fund Payment shall be deposited from the purchase price for the Project Bonds into the Bond Fund.

         There is hereby created by the Issuer and ordered maintained as a separate deposit account (except when invested as hereinafter provided) in the custody of the Trustee a trust fund to be designated "County of Hamilton, Ohio--Adam Wuest, Inc. Construction Fund" (herein called the "Construction Fund"). The Bond proceeds, after payment of bond discounts, shall be used to fund the Bond Fund with the Bond Fund Payment and the balance to fund the Construction Fund. Moneys in the Construction Fund shall be disbursed by the Trustee in accordance with the provisions of the Agreement, and the Trustee is hereby authorized and directed to issue its check for each disbursement required by the provisions of the Agreement. The Issuer covenants and agrees promptly to take whatever action, if any, is necessary in approving and ordering all such disbursements.

         The moneys to the credit of the Construction Fund shall, pending application thereof as above set forth, be subject to a lien and charge in favor of the holders of the Project Bonds, but only to the extent of their interest therein.

         Moneys in the Construction Fund from the proceeds of the Project Bonds shall be disbursed as provided in Section 4.2 of the Agreement.

         Moneys in the Construction Fund may be disbursed by the Trustee only in accordance with the Agreement and the Reimbursement Agreement.

         There is hereby also created by the Issuer and ordered maintained as a separate deposit account in the custody of the Trustee, a trust fund to be designated "County of Hamilton, Ohio--Adam Wuest Inc. Excess Investment Earnings Account" (the "Excess Investment Earnings Account") and therein a Principal Subaccount and an Interest Subaccount as provided in the Indenture.

         Section 7. Source of Payment - Bond Fund. As provided in the Agreement, moneys sufficient in time and amount to pay the Bond service charges as they come due are to be drawn by the Trustee from the Letter of Credit Bank pursuant to the Letter of Credit (or paid by the Borrowers directly to the Trustee, including payments received on the Note) for the account of the Issuer and deposited in the Bond Fund. Under the provisions of the Agreement, payments with respect to the Note received by the Trustee shall be deposited into the Reimbursement Account in the Bond Fund for the account of the Issuer and shall constitute Loan Payments.

         There is hereby created by the Issuer and ordered maintained, as a separate deposit account (except when invested as hereinafter provided) in the custody of the Trustee, a trust fund to be designated "County of Hamilton, Ohio--Adam Wuest, Inc. Revenue Bond Fund" (herein called the "Bond Fund"). The Bond Fund (and accounts therein provided for in the Indenture or in the Agreement) and the moneys and investments therein are hereby pledged to and shall be used for the payment of Bond service charges, all as provided herein and in the Indenture and the Agreement, provided that no part thereof (except as may otherwise be provided for herein and in the Indenture or the Agreement) shall be used to redeem or purchase, prior to maturity, any Bonds.

         On or before each date when Bond service charges are due and payable, the Trustee shall transmit from moneys in the Bond Fund applicable thereto to any other Paying Agents, as appropriate, amounts sufficient to meet payments to be made by them of Bond service charges then to be due and payable; provided that to the extent that the amount needed by any other Paying Agent is not sufficiently predictable, the Trustee may, but shall not be required to, make such credit arrangements with such Agent as to permit meeting such payments.

         There shall be deposited into the Bond Fund (and credited, if required by the Indenture or the Agreement, to appropriate accounts therein), as and when received, (a) all Loan Payments, (b) all moneys drawn by the Trustee under the Letter of Credit for the payment of principal of or interest on the Project Bonds, and (c) all other Pledged Receipts, except those amounts required by the Indenture or the Agreement to be deposited in the Construction Fund or any other separate insurance or condemnation proceeds account.

         The Issuer hereby covenants and agrees that so long as any of the Bonds are outstanding it will deposit or cause to be deposited in the Bond Fund, Pledged Receipts sufficient in time and amount to pay the Bond service charges as the same become due and payable, and to this end the Issuer covenants and agrees that, so long as any Bonds are outstanding, it will diligently and promptly proceed in good faith and use its best efforts to enforce the Agreement, and that, should there be an event of default under the Agreement, the Issuer shall fully cooperate with the Trustee and with the Bondholders to protect fully the rights and security of the Bondholders hereunder. Nothing herein shall be construed as requiring the Issuer to use or apply to the payment of Bond service charges any funds or revenues from any source other than Pledged Receipts.

         The Issuer covenants and agrees, whenever the moneys and investments in the Bond Fund (or otherwise held by the Trustee for such purpose) are sufficient in amount to redeem all of the Bonds then outstanding and to pay interest to accrue thereon to the date or dates of such redemption, to take and cause to be taken, at the direction of the Borrowers, the necessary steps to redeem all of said Bonds on the next succeeding redemption date or dates for which the required notice of call for redemption may be given.

         Section 8. Additional Bonds. At the request of the Borrowers with the prior written consent of the Letter of Credit Bank, which consent may be withheld in its absolute discretion, if the Borrowers is not then in default under the Agreement, upon delivery to the Trustee of an irrevocable letter of credit, substantially in the form of the Letter of Credit, the Issuer, to the extent permitted by law (including the Act) then in effect and for purposes consistent with the Act, shall use its best efforts to issue Additional Bonds from time to time to provide loans to the Borrowers for: (i) completion of the Project, including additional costs incurred in acquiring, constructing and equipping the Project, or (ii) restoring or repairing the Project following any condemnation thereof or damage thereto to the extent the Net Proceeds of any insurance or condemnation award are insufficient to pay for same, or (iii) acquiring or constructing improvements to the Project, (iv) refunding the Project Bonds or any one or more series of Additional Bonds, or (v) any combination of the foregoing; provided, that the proceeds of any Additional Bonds shall, except to the extent issued for the purpose described in clause
(iv), be used solely to pay permissible costs under the Act. Such Additional Bonds shall be on a parity with the Project Bonds and any Additional Bonds theretofore or thereafter issued, except with respect to any moneys drawn by the Trustee under the Letter of Credit and deposited in the Bond Fund, which shall be used only for the payment of principal of and interest on the Project Bonds. Before any Additional Bonds are authenticated there shall be delivered to the Trustee the items required by Section 2.08 of the Indenture and (a) any necessary amendment of the Agreement to provide for increased Loan Payments so that the aggregate of the Loan Payments thereafter payable under the Agreement shall be sufficient in an amount to make all required payments into the Bond Fund in order to pay when due Bond service charges on all Bonds then to be outstanding, and for all Additional Payments (as defined in the Agreement) by the Borrowers under the provisions of the Agreement and the Bond Legislation, and (b) either the opinion of nationally recognized bond counsel or a ruling of the Internal Revenue Service of the United States Department of Treasury that the issuance of such series of Additional Bonds will not adversely affect the exemption from Federal income taxation of the interest paid or payable on any outstanding Bonds.

         Section 9. Covenants of Issuer. In addition to other covenants of the Issuer contained in this Bond Legislation and the Indenture, the Issuer further covenants and agrees as follows:

         (a) Payment of Bond Service Charges. The Issuer will, solely from Pledged Receipts pay or cause to be paid the Bond service charges on each and all Bonds on the dates, at the places and in the manner provided herein, in the applicable Bond Legislation and in the Bonds.

         (b) Performance of Covenants, Authority and Actions. The Issuer will at all times faithfully observe and perform all agreements, covenants, undertakings, stipulations and provisions contained in the Bond Legislation, the Agreement, the Indenture and in any and every Bond executed, authenticated and delivered under the Indenture, and in all proceedings of the Issuer pertaining to the Bonds, the Indenture or the Agreement. The Issuer warrants and covenants that it is, and upon delivery of the Project Bonds will be, duly authorized by the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Project Bonds and to execute the Indenture, the Agreement and the Bond Purchase Agreement, to provide the security for payment of the Bond service charges in the manner and to the extent herein and in the Indenture set forth; that all actions on its part for the issuance of the Project Bonds and execution and delivery of the Indenture, the Agreement and the Bond Purchase Agreement have been or will be duly and effectively taken; and that the Project Bonds in the hands of the holders thereof will be valid and enforceable special obligations of the Issuer according to the terms thereof. Each provision of the Bond Legislation, the Indenture, the Agreement, the Bond Purchase Agreement and the Bonds is binding upon each such officer of the Issuer as may from time to time have the authority under law to take such actions as may be necessary to perform all or any part of the duties required by such provision; and each duty of the Issuer and of its officers undertaken pursuant to such proceedings for the issuance of the Bonds is established as a duty of the Issuer and of each such officer having authority to perform such duty, specifically enjoined by law and resulting from an office, trust, or station within the meaning of Section 2731.01 of the Ohio Revised Code, providing for enforcement by writ of mandamus.

         (c) Pledged Receipts. Except as otherwise provided in the Bond Legislation, the Indenture and the Agreement, the Issuer will not create or suffer to be created any debt, lien or charge thereon, or make any pledge or assignment of or create any debt, lien or charge thereon, or make any pledge or assignment of or create any lien or encumbrance upon the Pledged Receipts, including the moneys in the Bond Fund and Construction Fund, other than the pledge and assignment thereof under this Bond Legislation, the Indenture and the Agreement.

         (d) Recordings and Filings. The Issuer will, at the expense of the Borrowers, cause (to the extent required by the laws of the State to perfect such instruments and/or the lien created thereby) all necessary financing statements, amendments thereto, continuation statements and instruments of similar character relating to the pledges and assignments made by it to secure the Bonds, to be recorded and filed in such manner and in such places and to the extent required by law in order to fully preserve and protect the security of the holders of the Bonds and the rights of the Trustee under the Indenture.

         (e) Inspection of Project Books. All books and documents in the Issuer's possession relating to the Project or the Pledged Receipts shall at all times be open to inspection by such accountants or other agents of the Trustee or the Letter of Credit Bank as the Trustee or the Letter of Credit Bank may from time to time designate.

         (f) Rights Under Agreement. The Trustee, in its name or in the name of the Issuer, may, for and on behalf of the Bondholders, enforce all rights of the Issuer and all obligations of the Borrowers under and pursuant to the Agreement and Note, whether or not the Issuer is in default of the pursuit or enforcement of such rights and obligations.

         (g) Maintenance of Agreement. The Issuer shall do all things and take all actions on its part necessary to comply with the obligations, duties and responsibilities on the part of the Issuer under the Agreement, and will take all actions within its authority to maintain the Agreement in effect in accordance with the terms thereof and to enforce and protect the rights of the Issuer thereunder, including actions at law and in equity, as may be appropriate.

         (h) Arbitrage Provisions. The Issuer will, to the extent that it is in a position to control or direct such matters, restrict the use of the proceeds of the Project Bonds in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the Project Bonds are delivered to the original Purchaser, so that they will not constitute "arbitrage bonds" under Section 148(a) of the Internal Revenue Code of 1986, and the regulations promulgated under that section. A member of the Legislative Authority or any other officer having responsibility with respect to the issuance of the Project Bonds, is authorized and directed, alone or in conjunction with any of the foregoing or with any other officer, employee, consultant or agent of the Legislative Authority, or any officer of the Borrowers, and upon receipt of satisfactory indemnities, to give an appropriate certificate on behalf of the Issuer, for inclusion in the transcript of proceedings for the Project Bonds, setting forth the facts, estimates and circumstances and reasonable expectations pertaining to said Section 148(a) and regulations thereunder. The Issuer also will, to the extent it is in a position to control or direct such matters, comply with Section 148(a) of the Code.

         Section 10. Investment of Bond Fund and Construction Fund. Except as otherwise provided in the Indenture, moneys in the Bond Fund and the Construction Fund shall be invested and reinvested by the Trustee in Eligible Investments, in accordance with and subject to the orders (if verbal, to be confirmed in writing) of the Authorized Borrowers Representative with respect thereto, provided that investments of moneys in the Bond Fund shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to provide moneys hereunder to pay Bond service charges as they fall due at stated maturity or by redemption or pursuant to any Mandatory Sinking Fund Requirements, and further provided that moneys in the Reimbursement Account in the Bond Fund shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to reimburse the Letter of Credit Bank for draws under the Letter of Credit, and provided that each investment of moneys in the Construction Fund shall in any event mature or be redeemable at the option of the Trustee at such time as may be necessary to make timely payments from said Construction Fund. Any such investments may be purchased from the Trustee or its affiliates. The Trustee shall sell or redeem investments standing to the credit of the Bond Fund to produce sufficient moneys hereunder at the times required for the purpose of paying Bond service charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any such order. For purposes of the Indenture and this Bond Legislation, such investments shall be valued at face amount or market value, whichever is less.

         Section 11. Indenture, Agreement and Bond Purchase Agreement. In order better to secure the payment of the Bond service charges as the same shall become due and payable, at least two members of the Legislative Authority are hereby authorized and directed, on behalf of the Issuer, to execute and deliver the Indenture, the Agreement and the Bond Purchase Agreement in substantially the forms submitted to the Issuer, and to endorse upon the Note the assignment thereof to the Trustee, which instruments are hereby approved, with such changes therein not inconsistent with this Bond Legislation and not substantially adverse to the Issuer as may be permitted by the Act and approved by the officers executing the same. The approval of such changes by said officers, and that such are not substantially adverse to the Issuer, shall be conclusively evidenced by the execution of the Indenture, the Agreement and the Bond Purchase Agreement respectively, and by endorsement of the Note, by such officers.

         This Bond Legislation shall constitute a part of the Indenture as therein provided and for all purposes of said Indenture, including, without limitation thereto, application to this Bond Legislation of the provisions in the Indenture relating to amendment, modification and supplementation, and provisions for severability.

         Section 12. Other Documents. At least two members of the Legislative Authority are hereby further authorized and directed to execute financing statements, other assignments and any other instruments as are, in the opinion of bond counsel to the Issuer, necessary to perfect the pledges set forth in the Indenture and to consummate the transactions provided for in the Indenture, the Agreement and the Bond Purchase Agreement.

         Section 13. Compliance with Section 121.22, Ohio Revised Code. It is hereby found and determined that all formal actions of this Legislative Authority concerning and relating to the passage of this Bond Legislation were taken in an open meeting of this Legislative Authority, and that all deliberations of this Legislative Authority and of any of its committees, if any, that resulted in such formal action, were taken in meetings open to the public, in full compliance with applicable legal requirements, including Section
121.22 of the Ohio Revised Code.

         Section 14. Temporary Project Bonds. Pending the preparation of definitive Project Bonds, the Issuer may execute and the Trustee shall authenticate and deliver temporary Project

Bonds in printed or typewritten form. Temporary Project Bonds shall be issuable in fully registered form, of any denomination, and substantially in the form of the definitive Project Bonds but with such omissions, insertions and variations as may be appropriate for temporary Project Bonds, all as may be determined by the Board, their execution of any such temporary Project Bonds to be conclusive evidence of his determinations as aforesaid. Every temporary Project Bond shall be executed on behalf of the Issuer, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Project Bonds. If one or more temporary Project Bonds are issued, then without unnecessary delay the Issuer shall execute and furnish definitive Project Bonds and thereupon temporary Project Bonds may be surrendered to the Trustee in exchange therefor without charge to the holder thereof, and the Trustee shall authenticate and deliver in exchange for such temporary Project Bonds an equal aggregate principal amount of definitive Project Bonds. Until so exchanged the temporary Project Bonds shall be entitled to the same benefits under the Indenture as definitive Project Bonds.

         Section 15. Effective Date. This resolution shall take effect immediately upon its passage. Mr. Dowlin moved the passage of the foregoing resolution, and Mr. Chabot seconded the motion. The vote thereon resulted as follows:

         Mr. Chabot. AYE       Mr. Dowlin. AYE        Mr. Guckenberger. AYE

Passed:  February 16, 1984

                                   CERTIFICATE


         The undersigned, Clerk of the Board of County Commissioners of the County of Hamilton, Ohio, hereby certifies that the foregoing is a true and complete copy of a resolution passed on the 16th day of February, 1994, and has not been amended or rescinded as of this date.

February 16, 1994                         _____________________________________
                                          Clerk, Board of County Commissioners

         WHEREAS, all acts, conditions and things required to happen, exist, and be performed precedent to and in the issuance of the Project Bonds and the execution and delivery of this Indenture have happened, exist and have been performed in order to make the Project Bonds, when issued, delivered and authenticated, valid obligations of the Issuer in accordance with the terms thereof and hereof, and in order to make this Indenture a valid, binding and legal trust agreement for the security of the Bonds in accordance with its terms; and

         WHEREAS, the Trustee has accepted the trusts created by this Indenture, and in evidence thereof has joined in the execution hereof; and

         WHEREAS, the texts of the Project Bonds, the certificate of authentication of the Trustee to be endorsed thereon and other provisions to be included therein are to be substantially in the following forms with appropriate omissions, insertions and variations as in this Indenture provided or permitted:

                                   (BOND FORM)

REGISTERED                                                            REGISTERED
NO.                                                                   $

                             (FORM OF FACE OF BOND)

                            United States of America
                                  State of Ohio
                            County of Hamilton, Ohio

                              Economic Development
                            Revenue Refunding Bonds,
                     Series 1994 (Adam Wuest, Inc. Project)

Maturity Date:                      Dated as of:                   CUSIP:
September 1, ___________            __________                     __________

         The County of Hamilton, Ohio (the "Issuer"), a county and political subdivision organized and existing under the laws of the State of Ohio, for value received, promises to pay to ________________________ or registered assigns, but solely from the sources and in the manner hereinafter referred to

                             ______________ DOLLARS

on the aforesaid Maturity Date, unless this Bond is called for earlier redemption, and to pay from those sources interest thereon at the Interest Rate per annum set forth above, payable on the first day of each March and September, commencing September 1, 1994, or if any such day is not a Business Day, as hereinafter defined, on the immediately succeeding Business Day (the "Interest Payment Dates"), until the principal amount is paid or duly provided for. Interest on the Bonds will accrue from and including the date set forth above to and including the day preceding the next Interest Payment Date, and thereafter from and including each Interest Payment Date to and including the date preceding each succeeding Interest Payment Date (each such period hereinafter called an "Interest Period"). Interest shall be calculated on the basis of 360-day years and twelve 30-day months. This Bond will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from its date. The term "Business Day", as used herein, means any day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee (hereinafter identified) and the principal office of the Letter of Credit Bank (hereinafter identified) are located are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

         The principal of and any premium on this Bond are payable when due upon presentation and surrender hereof at the principal corporate trust office of the trustee, presently The Fifth Third Bank, Cincinnati, Ohio (the "Trustee"). Interest is payable on each Interest Payment Date by check or draft mailed to the person in whose name this Bond is registered (the "Holder") at the close of business on the 15th day preceding that Interest Payment Date (the "Regular Record Date") on the registration hooks for this issue maintained by the Trustee, as Registrar, at the address appearing therein. The principal of and interest and any premium on this Bond are payable in lawful money of the United States of America, without deduction for the services of the paying agent.

         REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE. THOSE PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH HERE.

         It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (i) precedent to and in the issuing of the Bonds in order to make them legal, valid and binding special obligations of the Issuer, and (ii) precedent to and in the execution and delivery of the Indenture and the Agreement; that payment in full for the Bonds has been received; and that the Bonds do not exceed or violate any constitutional or statutory limitation.


[FORM OF CERTIFICATE OF               IN WITNESS OF THE ABOVE, THE
AUTHENTICATION]                       COUNTY OF HAMILTON, OHIO has
This Bond is one of the Bonds         caused this Bond to be executed in the
described in the within mentioned     name of the Issuer by at least two members
Indenture                             of its Board of County Commissioners by
                                      their manual or facsimile signatures,
                                      acting in their official capacities, as of the date shown above.

THE FIFTH THIRD BANK                           COUNTY OF HAMILTON, OHIO


By: ________________________________           By: _____________________________
Authorized Signer                              County Commissioner

                                               By: _____________________________
                                               County Commissioner

                                               By: _____________________________
                                               County Commissioner


Registerable at:  THE FIFTH THIRD
                  BANK, Cincinnati, Ohio

                            [FORM OF REVERSE OF BOND]

         This Bond is one of a duly authorized issue of Economic Development Revenue Refunding Bonds, Series 1994 (Adam Wuest, Inc. Project) (the "Project Bonds"), issuable under the Trust Indenture, dated as of February 1, 1994 (the "Indenture"), between the Issuer and the Trustee, aggregating in principal amount $2,980,000 and issued for the purpose of making a loan (the "Loan") to assist Adam Wuest Realty, Inc. ("Realty") and Adam Wuest, Inc. ("Company") (Realty and Company are sometimes collectively referred to as "Borrowers") in financing the costs of refunding the bonds of the Issuer (the "Prior Bonds") which were issued to finance the costs of acquiring, constructing and equipping a Project (the "Project"). Realty owns the land and building portion of the Project ("Project Site") and Company owns the equipment portion of the Project ("Project Equipment"). Realty leases the Project Site to Company. The Project Bonds, together with any Additional Bonds which may be issued on a parity therewith under the Indenture (collectively, the "Bonds"), are special obligations of the Issuer, issued or to be issued under and are to be secured and entitled equally and ratably to the protection given by the Indenture. The Project Bonds are issued pursuant to Section 13 of Article VIII of the Constitution of the State of Ohio and to the laws of that State, particularly Chapter 165, Ohio Revised Code, and to a resolution duly adopted by the Issuer.

         Reference is made to the Indenture for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Holders of the Bonds, and the terms and conditions upon which the Bonds are issued and secured. Each Holder assents, by its acceptance hereof, to all of the provisions of the Indenture.

         Pursuant to the Agreement, the Borrowers has executed and delivered to the Issuer, and the Issuer has endorsed to the Trustee, the Borrowers' promissory note, dated as of February 1, 1994 (the "Note"), in the principal amount of $2,980,000. The Borrowers are jointly and severally required by the Agreement and the Note to make payments to the Trustee in the amounts and at the times necessary to pay the principal of and interest and any premium (the "Bond service charges") on the Project Bonds. The Borrowers' obligations thereunder are secured by the Open-End Mortgage and Security Agreement, dated as of February 1, 1994 (the "Mortgage"), and an Assignment of Leases and Rents, dated as of February 1, 1994 (the "Assignment"), both from the Borrowers to the Trustee and The Fifth Third Bank, Cincinnati, Ohio, in its capacity as issuer of a Letter of Credit (the "Letter of Credit Bank"). Realty's liabilities under the Note and the other aforementioned documents is limited as provided in Section
2.1 of the Agreement. In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond service charges on the Project Bonds, the Issuer's right, title and interest in and to the Agreement, except for Unassigned Issuer's Rights as defined in the Agreement.

         Pursuant to the Agreement, the Borrowers have caused to be issued and delivered to the Trustee by the Letter of Credit Bank an irrevocable letter of credit (the "Letter of Credit"), pursuant to which the Trustee is entitled to draw up to (a) the principal amount of the Project Bonds outstanding to enable the Trustee to pay (i) the principal amount of the Project Bonds when due at maturity or upon redemption or acceleration, plus (b) the amount of interest due on the Bonds but not to exceed one hundred ninety-five (195) days maximum accrued interest (at the maximum rate of interest due on the Project Bonds. To provide for the issuance of the Letter of Credit, the

Borrowers have entered into a Reimbursement Agreement, dated as of February 1, 1994 (the "Reimbursement Agreement"), with the Letter of Credit Bank pursuant to which the Company and Realty are jointly and severally obligated to reimburse the Letter of Credit Bank for all drawings made under the Letter of Credit. However, Realty's obligation is limited to the proceeds realized from the disposition of the Project Site. The Letter of Credit shall expire on September 15, 1995, unless extended, and may be replaced by an Alternate Letter of Credit (as defined in the Indenture). The issuer of the Alternate Letter of Credit must satisfy the requirements of Section 4.16 of the Indenture. As used herein, the term "Letter of Credit" shall refer to the Letter of Credit and any Alternate Letter of Credit.

         Copies of the Indenture, the Agreement, the Mortgage, the Note, the Letter of Credit, the Assignment and the Reimbursement Agreement are on file at the principal corporate trust office of the Trustee.

         The Bond service charges on the Project Bonds are payable solely from the Pledged Receipts, as defined and as provided in the Indenture (being, primarily, the amounts to be drawn on the Letter of Credit to pay Bond service charges), and are an obligation of the Issuer only to the extent of such Pledged Receipts.

         THE BONDS ARE NOT SECURED BY AN OBLIGATION OR PLEDGE OF ANY MONEYS RAISED BY TAXATION AND DO NOT REPRESENT OR CONSTITUTE A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF OHIO, THE COUNTY OF HAMILTON, OHIO OR ANY OTHER POLITICAL SUBDIVISION OR TAXING DISTRICT OF THE STATE OF OHIO.

         The Project Bonds are issuable only as fully registered bonds in the denominations of $5,000 and any integral multiple thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the office of the Registrar specified on the face hereof, but only in the manner and subject to the limitations provided in the Indenture. This Project Bond is transferable at the office of the Registrar, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Registrar. The Registrar is not required to transfer or exchange any Bond during a period beginning at the opening of business 15 days before any Interest Payment Date.

                          PART VII. GENERAL PROVISIONS.

         The Bonds are subject to optional redemption on or after September 1, 2003 in whole at any time or in part on any Interest Payment Date (in integral multiples of $5,000) by the Issuer, at the Borrowers's option as provided in
Section 2.1 of the Agreement, at the redemption prices (expressed as percentages of the principal amount of bonds to be redeemed) set forth below, plus accrued interest to the redemption date:

         Redemption Date                                                        Redemption Price
         ---------------                                                        ----------------
September 1, 2002 through August 31, 2003                                       101%

September 1, 2003 thereafter                                                              100%

         The Bonds are subject to mandatory redemption by the Issuer in whole on any Interest Payment Date which next precedes a Letter of Credit Termination Date (as defined in the Indenture) or a subsequent date to which the Letter of Credit Termination Date shall have been extended (or if the Letter of Credit Termination Date is on an Interest Payment Date, then such date), at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five (45) days prior to such Interest Payment Date (a) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended or (b) the Borrowers shall have obtained an Alternate Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces.

         The Bonds are subject to redemption prior to stated maturity pursuant to first class mailed notice thereof given at least 30 days prior to the redemption date, as follows:

         The Bonds are subject to mandatory redemption prior to stated maturity at any time in whole at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date if and when (i) the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Agreement by reason of any changes in the Constitution of the State or the Constitution of the United States of America or by reason of legislative or administrative action (whether state or Federal) or any final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Issuer or the Borrowers in good faith to the effect that the Note and the obligations evidenced thereby are no longer enforceable by the holder thereof, or (ii) interest on the Bonds shall have become subject to Federal income tax because of a Determination of Taxability (as defined in the Indenture). Any such redemption shall be made not more than 120 days following the effective date of such constitutional amendment, legislation, administrative action or decree, judgment or order, or following the date of the Determination of Taxability (excluding any final determination that interest is subject to Federal income tax with respect to any Bond because such Bond is held by a "substantial user" of the Project or by a "related person", as those terms are used in Section 144 (a) of the Internal Revenue Code of 1986, as amended.).

         If less than all Bonds are to be redeemed at one time, the selection of Bonds, or portions thereof in amounts of $5,000 or any integral multiple thereof, to be redeemed shall be selected in the inverse order of their maturities, and within any maturity the selection of such Bonds or portion of such fully registered Bonds shall be made by lot by the Trustee, in its sole discretion. If Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

         In addition to the provision contained in the Indenture authorizing the Issuer and the Trustee, without the consent of or notice to any of the Bondholders, to enter into supplemental indentures not inconsistent with the Indenture and for certain purposes specified therein, the Indenture contains provisions permitting such parties, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds at the time outstanding, to execute supplemental indentures for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions of the Indenture or any indenture supplemental thereto; provided, however, that no such supplemental indenture shall (a) without the consent of the Holder of each Bond so affected extend the maturity of the principal of or the interest on any Bond, reduce the principal amount of any Bond or the rate of interest or redemption premium thereon, or reduce the amount or extend the time of payment required by any Mandatory Sinking Fund Requirements (as defined in the Indenture), or (b) without the consent of the Holders of all Bonds then outstanding permit a privilege or priority of any Bond or Bonds over any other Bond or Bonds or reduce the aggregate principal amount of the Bonds required for consent to such supplemental indenture. For purposes of this paragraph consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds with respect to supplemental indentures shall have been deemed to have been obtained if the Trustee does not receive letters of protest or objections to such supplemental indentures signed by or on behalf of the Holders of 33 1/3% or more of the aggregate principal amount of the Bonds then outstanding within 60 days from the date the Trustee mails notice of any proposed supplemental indenture to the Holders of the Bonds as more specifically provided in the Indenture.

         The Holder of each Bond has only those remedies provided in the Indenture.

         The Bonds shall not constitute the personal obligation, either jointly or severally, of the members of the Legislative Authority of the Issuer or of any other officer of the Issuer.

         This Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication herein shall have been signed.

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

         For value received, the undersigned sells, assigns and transfers unto ____________ the within Bond and irrevocably constitutes and appoints attorney to transfer that Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________                       ______________________________

Signature Guaranteed:


__________________________


Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the Bond service charges on the Bonds according to their true intent and meaning, and to secure the performance and observance of all the covenants and conditions therein and herein contained and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured, and enforced, the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Project Bonds by the holders and owners thereof, and for other good and valuable considerations, the receipt of which is hereby acknowledged, has executed and delivered this Indenture and does hereby pledge and assign to The Fifth Third Bank, Cincinnati, Ohio, as Trustee, and to its successors in trust, and its and their assigns, for the securing of the performance of the obligations of the Issuer hereinafter set forth, the Issuer's right, title and interest in Pledged Receipts, including without limitation all payments and other amounts receivable by or on behalf of the Issuer under the Agreement (except for Unassigned Issuer's Rights as defined in the Agreement) and in respect to the Loan, and all moneys and investments in the Construction Fund and Bond Fund, and in particular the payments to be received under and pursuant to and subject to the provisions of the Agreement and the Note, pursuant to the terms of which payments are to be paid directly to the Trustee at the corporate trust office of the Trustee for the account of the Issuer and deposited in the Bond Fund, all subject to and in accordance with this Indenture;

         TO HAVE AND TO HOLD to the Trustee and its successors in said trust and to its and their assigns forever;

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit, except as to the Letter of Credit and subject to the terms hereof, security and protection of all present and future holders and owners of the Bonds issued or to be issued under and secured by this Indenture, and for the enforcement of the payment of the Bond service charges on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture and to secure the performance of and compliance with the covenants, terms and conditions of this Indenture, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of authorization, issuance, sale, execution or delivery, date of the Bonds or of maturity, or otherwise, so that each and all Bonds shall have the same right, lien and privilege under this Indenture, and shall be equally and ratably secured hereby, as if all the Bonds had been made, issued and negotiated simultaneously with the delivery of this Indenture, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of actual issue, sale or disposition of the Bonds as though upon such date all the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall cause the payment to be made into the Bond Fund as required under Section 7 of the Bond Legislation authorizing the Project Bonds and the Bond Legislation authorizing any Additional Bonds, or shall have caused the Bonds to have been paid and discharged in accordance with Sections 8.01 and 8.02 of this Indenture, shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee and Paying Agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, then this

Indenture and the rights hereby granted shall cease, determine and be void, otherwise, this Indenture shall be and remain in full force and effect.

         And it is expressly declared that the Bond Legislation set forth above is part of this Indenture and that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all Pledged Receipts hereby pledged and the Construction Fund and the Bond Fund are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes provided in this Indenture, and the Issuer has agreed and covenanted, and does hereby further agree and covenant, with the Trustee and with the respective holders and owners from time to time, of the Bonds or any part thereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         In addition to the words and terms elsewhere defined, directly or by reference to the Agreement, in this Indenture, including the Bond Legislation, the following words and terms as used in this Indenture shall have the following meanings unless the context or use clearly indicates another or different meaning or intent:

         "Bond Registrar" means the Trustee acting as Bond Registrar with respect to the Bonds pursuant to the provisions of the Indenture.

         "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all reasonable expenses properly incurred under this Indenture other than Ordinary Services and Ordinary Expenses, including but not limited to services rendered and expenses incurred in the administration of an Event of Default.

         "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses normally incurred by a trustee under instruments similar to this Indenture.

         "Redemption Price" means principal and premium, if any, as set forth in
Section 3 of the Bond Legislation.

                                   ARTICLE II

                        FORM, EXECUTION, AUTHENTICATION,
                       REGISTRATION AND EXCHANGE OF BONDS

         Section 2.01 Form of Bonds and Temporary Bonds. The Bonds and Trustee's certificate of authentication shall be substantially in the forms set forth in the preambles to this Indenture with, in the case of Additional Bonds, such omissions, insertions and variations as may be authorized or permitted by the Bond Legislation authorizing, or supplemental indenture entered into in connection with, such Additional Bonds, all consistent with this Indenture.

         Bonds of any series may be initially issued in temporary form exchangeable for definitive Bonds of the same series when ready for delivery. The temporary Bonds shall be of such denomination or denominations as may be determined by the Legislative Authority in accordance with the Bond Legislation, and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed and authenticated upon the same conditions and in substantially the same manner as the definitive Bonds. If temporary Bonds are issued, the Issuer will thereafter execute and furnish definitive Bonds and thereupon the temporary Bonds may be surrendered for cancellation in exchange therefor at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of the same series and maturity of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

         Section 2.02 Terms of Additional Bonds. Any series of Additional Bonds shall have maturities, interest rates, interest payment dates, redemption provisions, denominations, registration provisions and other terms as provided in the Bond Legislation authorizing the issuance thereof, and the proceeds thereof shall be held, invested and paid out as therein provided, provided that such terms and provisions shall not be otherwise inconsistent with this Indenture.

         Section 2.03 Execution and Authentication of Bonds. The Bonds shall be executed in the manner provided in the Bond Legislation authorizing such Bonds; provided, however, that such manner of execution shall not be inconsistent with any requirements of law or of this Indenture.

         No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until an authentication certificate, substantially in the form hereinabove set forth in connection with the Project Bonds, shall have been duly endorsed upon such Bond. Such authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. Such certificate of the Trustee may be executed by any person duly authorized by the Trustee, but it shall not be necessary that the same person sign the authentication certificate on all of the Bonds.

         Section 2.04 Transfer, Exchange and Registration of Bonds. Each Bond shall be of a single maturity of the same series; provided, however, that the Issuer with approval of the Trustee may authorize issuance of one or more Bonds representing more than one maturity of the same series with appropriate changes in the bond form to cover more than one maturity, such authorization and approval in each case to be evidenced by the facsimile or original signature of the appropriate officer of the Issuer and authentication by the Trustee. Except as otherwise provided in the Bond Legislation, each Bond shall bear interest from its date and shall be dated as of February 1, 1994 if authenticated prior to the first Interest Payment Date, and otherwise shall be dated as of the Interest Payment Date next preceding the date of its authentication, unless authenticated upon an Interest Payment Date in which case it shall be dated as of the date of its authentication; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall be dated as of the date to which interest has been paid.

         Unless otherwise provided in the Bond Legislation, the principal of and any premium on all registered Bonds shall be payable at the corporate trust office of the Trustee upon presentation and surrender of such registered Bonds, and payment of the interest on the Bonds shall be made on each Interest Payment Date to the person in whose name the Bond is registered at the close of business on the Regular Record Date applicable to each Interest Payment Date on the registration books hereinafter provided for as the registered holder thereof, by check or draft mailed or delivered by the Trustee to such registered holder at his address as it appears on such registration books.

         Any Bonds, upon surrender thereof at the corporate trust office of the Bond Registrar, together with an assignment duly executed by the holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar, may, if and to the extent permitted by law, at the option of the registered holder thereof, be exchanged for Bonds of the same series of any denomination or denominations authorized by the applicable Bond Legislation in an aggregate principal amount equal to the unmatured and unredeemed principal amount of such Bonds, and bearing interest at the same rate and maturing on the same date or dates.

         Any Bond may be transferred upon the books kept for the registration and transfer of Bonds, only upon surrender thereof at the corporate trust office of the Bond Registrar together with an assignment duly executed by the registered holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar. Upon the transfer of any such Bond and on request of the Bond Registrar, the Issuer shall execute in the name of the transferee, and the Trustee shall authenticate and deliver, a new Bond or Bonds of the same series, of any denomination or denominations permitted by this Indenture and the applicable Bond Legislation, in an aggregate principal amount equal to the unmatured and unredeemed principal amount of such fully registered Bond, and bearing interest at the same rate and maturing on the same date or dates.

         In all cases in which Bonds shall be exchanged or fully registered Bonds shall be transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. Except as otherwise provided in the applicable Bond Legislation as to the series of Bonds authorized by such Bond Legislation, the Issuer and Bond Registrar may make a charge for every such exchange or transfer of Bonds sufficient to reimburse them for any tax, fee or other governmental charge required to be paid with respect to such exchange or to reimburse them for all other costs and expenses incurred in connection with such exchange or transfer, and such charge or charges shall be paid before any such new Bond shall be delivered; provided, however, that if any fully registered Bonds shall have been initially delivered in temporary form to the Original Purchaser of the same series of Bonds, there shall be no charge to the Original

Purchaser for the exchange of temporary Bonds for definitive Bonds. Neither the Issuer nor the Bond Registrar shall be required to make any such exchange or transfer of any Bond during the fifteen days next preceding an Interest Payment Date on the Bonds of the same series or next preceding any selection of Bonds of the same series to be redeemed, or after such Bond has been selected for partial or complete redemption.

         In case any Bond is redeemed in part only, the Issuer, on or after the redemption date and upon surrender of such Bond, shall cause execution of and the Trustee shall authenticate and deliver a new Bond or Bonds in authorized denominations and in aggregate principal amount equal to the unredeemed portion of such Bond.

         So long as any of the Bonds remain outstanding, the Issuer will cause to be maintained and kept, at the corporate trust office of the Trustee as Bond Registrar, books for the aforesaid registration and transfer of Bonds except that as to any series of Bonds an additional or different Bond Registrar may be designated in the applicable Bond Legislation.

         Section 2.05 Mutilated, Lost, Wrongfully Taken or Destroyed Bonds. In the event any temporary or definitive Bond is mutilated, lost, wrongfully taken or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like date, maturity and denomination as that mutilated, lost, wrongfully taken or destroyed, provided that, in the case of any mutilated Bond such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, wrongfully taken or destroyed Bond there shall be first furnished to the Trustee evidence of such loss, wrongful taking or destruction satisfactory to the Issuer, the Authorized Borrowers Representative, the Letter of Credit Bank and the Trustee, together with indemnity satisfactory to them. In the event such lost, wrongfully taken or destroyed Bond shall have matured, instead of issuing a new Bond the Issuer, by its Chairman, may direct the Trustee to pay the same without surrender thereof upon the furnishing of the satisfactory evidence and indemnity as in the case of issuance of a new Bond. The Issuer and the Trustee may charge the holder of such Bond with their customary fees and reasonable expenses in connection with their action pursuant to this Section.

         Every new Bond issued pursuant to this Section shall, with respect to such Bond constitute an additional contractual obligation of the Issuer, whether or not the lost, wrongfully taken or destroyed Bond shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder. All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and shall preclude any and all rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.06 Safekeeping and Cancellation of Bonds. Any Bond surrendered for the purpose of payment or retirement, or for exchange, or for replacement or payment pursuant to Section 2.05, shall be cancelled upon surrender thereof to the Trustee or Paying Agents. Any such Bonds cancelled by a Paying Agent other than the Trustee shall promptly be transmitted by such Paying Agent to the Trustee. Certification of such surrender and Cancellation shall be made to the Issuer by the Trustee at least once each calendar year. Unless otherwise directed by the Issuer or other lawful authority, cancelled Bonds shall promptly be destroyed by shredding or cremation by the Trustee, and certificates of such destruction (describing the manner thereof) provided by the Trustee to the Borrowers.

         Section 2.07 Delivery of the Project Bonds. Upon the execution and delivery of this Indenture and subject to Section 6 of the Bond Legislation, the Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Project Bonds and deliver them to, or for the account of, the Original Purchaser thereof as may be directed by the Issuer as hereinafter in this Section 2.07 provided.

         Prior to the delivery by the Trustee of any of the Project Bonds there shall be filed with the Trustee:

         1. A copy, duly certified by the Clerk of the Legislative Authority, of the Bond Legislation authorizing the execution and delivery of the Indenture, Agreement, Bond Purchase Agreement, and the issuance and sale of the Project Bonds.

         2. Original executed counterparts of the Indenture, Agreement, and the Reimbursement Agreement.

         3. The original executed Letter of Credit.

         4. The original executed Note.

         5. A written opinion or opinions of one or more legal counsel acceptable to the Trustee to the effect that:

                  (a) The Indenture has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding instrument enforceable in accordance with its terms (except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally), and the Project Bonds have been validly authorized and executed and are (or when authenticated and delivered will be) valid and legally binding special obligations of the Issuer in accordance with their terms (except as aforesaid);

                  (b) the Agreement and the Bond Purchase Agreement have been duly authorized, executed and delivered and constitute valid and legally binding instruments enforceable in accordance with their terms, except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting generally the enforcement of creditors' rights;

                  (c) the Reimbursement Agreement and the Note have been duly authorized, executed and delivered and are valid and legally binding obligations of the Borrowers;

                  (d) all recordings and filings required to be made under the Bond Legislation authorizing the Project Bonds have been made; and

                  (e) all conditions precedent to the delivery of the Project Bonds and the Note have been fulfilled.

         6. A request and authorization to the Trustee on behalf of the Issuer, signed by a member of the Legislative Authority, to authenticate and deliver the Project Bonds to, or on the order of, the Original Purchaser upon payment to the Trustee, but for account of the Issuer, of the sum specified therein plus accrued interest, which shall be deposited as provided in Section 6 of the Bond Legislation.

         7. An opinion of nationally recognized bond counsel that interest on the Project Bonds is excludable from gross income of the recipients thereof for Federal tax purposes.

         8. An opinion of counsel with respect to the validity and enforceability of the Letter of Credit and opining that draws under the Letter of Credit will not constitute an avoidable preference in the hands of the Trustee in the event of bankruptcy of the Borrowers.

         Section 2.08 Delivery of Additional Bonds. Before any Additional Bonds authorized by Section 8 of the Bond Legislation authorizing the Project Bonds shall be authenticated and delivered by the Trustee, there shall be filed with the Trustee those items required by Section 8 of the Bond Legislation, and:

         1. A copy, duly certified by the Clerk of the Legislative Authority, of the Bond Legislation authorizing the issuance and sale of such Additional Bonds.

         2. An original executed counterpart of any amendment or supplement to the Indenture, Agreement, Assignment and Mortgage.

         3. A copy of the written request from the Borrowers to the Issuer for issuance of the Additional Bonds.

         4. An original executed letter of credit as required by Section 8 of the Bond Legislation.

         5. The original executed Note or Notes with such variations in principal amounts, interest rates, interest payment and maturity dates and prepayment provisions as may be appropriate to correspond to such provisions of the Additional Bonds.

         6. A written opinion or opinions of one or more counsel acceptable to the Trustee to the effect that:

                  (a) The indenture supplemental hereto providing for the issuance of the Additional Bonds has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding instrument enforceable in accordance with its terms (except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally), and the Additional Bonds have been validly authorized and executed and are (or when authenticated and delivered pursuant to the request of the Issuer, will be) valid and legally binding special obligations of the Issuer in accordance with their terms (except as aforesaid);

                  (b) the Agreement as amended or supplemented in connection with the issuance of the Additional Bonds, has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument enforceable in accordance with its terms, except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting generally the enforcement of creditors' rights or the enforcement of the security provided by the Agreement, as amended or supplemented as aforesaid;

                  (c) the Note or Notes delivered under paragraph 5 above have been duly authorized, executed and delivered and are valid and legally binding obligations of the Borrowers;

                  (d) all recordings and filings required to be made under the Bond Legislation authorizing the Project Bonds and such Additional Bonds have been made; and

                  (e) all conditions precedent to the delivery such Additional Bonds and the Note or Notes delivered under paragraph 5 above have been fulfilled.

         7. A request and authorization to the Trustee on behalf of the Issuer, signed by a member of the Legislative Authority, to authenticate and deliver such Additional Bonds to, or on the order of, the Original Purchaser thereof upon payment to the Trustee, but for the account of the Issuer, of the sum specified therein plus accrued interest, which shall be deposited as provided in the Bond Legislation authorizing such Additional Bonds.

         8. An opinion of nationally recognized bond counsel or a ruling of the Internal Revenue Service that the issuance of such Additional Bonds will not affect the Federal income tax exemption an any outstanding Bonds and that interest on such Additional Bonds will be exempt from gross income for Federal Tax purposes.

         9. Consent of the Letter of Credit Bank to the issuance of Additional Bonds.

         10. An opinion of counsel that draws under the letter of credit issued with respect to Additional Bonds would not constitute an avoidable preference in the event of bankruptcy of the Borrowers.

         Section 2.09 Book Entry-Only System. The Bonds shall be initially issued in the form of a separate single fully registered bond. Upon initial issuance, the initial issuance, the ownership of each such Bond shall be registered in the Bond Register in the name of Cede & Co., as nominee of DTC, and except as hereafter provided, all of the outstanding Bond shall be registered in the Bond Register in the name of Cede & Co., as nominee of DTC.

         With respect to Bonds registered in the Bond Register in the name of Cede & Co., as nominee of DTC, the Issuer, the Trustee, the Remarketing Agent and the Company shall have no responsibility or obligation to any DTC Participant or to any person on behalf of whom such a DTC participant holds an interest in the Bonds. Without limiting the immediately preceding sentence, the Issuer, the Trustee and the Borrowers shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any DTC Participant with respect to any ownership interest in the Bonds, (ii) the delivery to any OTC Participant or any other Person, other than a Holder, as shown in the Bond Register, or any notice with respect to the Bonds, including any notice of redemption, or (iii) the payment to any DTC Participant or any other Person, other than a Holder, as shown in the Bond Register, of any amount with respect to principal of, premium, if any, or interest on, the Bonds.

         Notwithstanding any other provision of this Bond Indenture to the contrary, the Issuer, the Trustee and each Paying Agent, if any, shall be entitled to treat and consider the Person in whose name each Bond is registered in the Bond Register as the absolute owner of such Bond for the purpose of payment of principal, premium, if any, and interest with respect to such Bond, for the purpose of giving notices of redemption and other matters with respect to such Bond, for the purpose of registering transfers with respect to such Bond, and for all other purposes whatsoever. The Trustee and each Paying Agent, if any, shall pay all principal of, premium, if any, and interest on the Bonds only to or upon the order of the respective Bond owners, as shown in the Bond Register as provided in this Indenture, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to payment of principal of, premium, if any, and interest on the Bonds to the extent of the sum or sums so paid. No Person other than a Holder, as shown in the Bond Register, shall receive a Bond certificate evidencing the obligation of the Issuer to make payments of principal, premium, if any, and interest pursuant to this Indenture.

         The Issuer and the Trustee shall execute the Letter of Representations to DTC in connection with the issuance of the Bonds. Such Representation Letter is for the purpose of effectuating the Book-Entry-Only System only and shall not be deemed to amend, supersede or supplement the terms of this Indenture which are intended to be complete without reference to the Representation Letter. In the event of any conflict between the terms of the Representation Letter and the terms of this Indenture, the terms of this Indenture shall control. DTC may exercise the rights of a Holder hereunder only in accordance with the terms hereof applicable to the exercise of such rights.

         Notwithstanding any other provision of this Indenture to the contrary, so long as any of the Bonds is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to principal of, premium, if any, and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, in the manner provided in the Representation Letter. The Trustee shall request in each notice sent to Cede & Co. pursuant to the terms of this Bond Indenture that Cede & Co. forward or cause to be forwarded such notice to the DTC Participants.

                                   ARTICLE III

                               REDEMPTION OF BONDS

         Section 3.01 Privilege of Redemption and Redemption Price. The Bonds shall be subject to redemption prior to maturity at such times, to the extent and in the manner provided in the applicable Bond Legislation, all subject to this Indenture.

         Section 3.02 Issuer's Election to Redeem. The Issuer, except in the case of redemption pursuant to any mandatory redemption provisions provided in the Bond Legislation, and except as otherwise provided in the Bond Legislation, shall give written notice to the Trustee of its election to redeem in the manner provided in and in accordance with the applicable Bond Legislation, of the places where the amounts due upon such redemption are payable, and of the redemption date and of the principal amount of each maturity of each series of redeemable Bonds to be redeemed, which notice shall be given at least forty five days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. In the event notice of redemption shall have been given as provided in the Bond Legislation or Section 3.03, the Issuer shall, and hereby covenants that it will on or prior to the redemption date, if sufficient funds shall have been provided for the purpose by the Borrowers under the Agreement or the Letter of Credit, pay or cause to be paid to the Trustee an amount in cash which, in addition to other moneys, if any, available therefor held by the Trustee, will be sufficient to redeem at the applicable redemption price thereof, plus interest accrued to the redemption date, all of the redeemable Bonds which the Issuer has so elected to redeem.

         Section 3.03 Notice of Redemption. When the Trustee shall receive notice from or on behalf of the Issuer of its election to redeem Bonds, or in order to carry out any mandatory redemption provisions of any Bond Legislation, the Trustee shall give notice of call for redemption as provided for in the applicable Bond Legislation.

         Section 3.04 Payment of Redeemed Bonds. Notice having been given in the manner provided in Section 3.03, the Bonds so called for redemption shall become due and payable on the redemption date at the applicable redemption price, plus interest accrued to the redemption date, and, upon presentation and surrender thereof at the place or places specified in such notice, such Bonds shall be paid at the applicable redemption price plus interest accrued to the redemption date. If, on the redemption date, moneys for the redemption of all such Bonds to be redeemed, together with interest to the redemption date, are held by the Trustee so as to be available therefor on said date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date such Bonds so called for redemption shall cease to bear interest, and said Bonds shall no longer be considered as outstanding hereunder. If said moneys shall not be so available on the redemption date, such Bonds shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         All moneys deposited in the Bond Fund and held by the Trustee or Paying Agents for the redemption of particular Bonds shall be held in trust for the account of the holders thereof and shall be paid to them respectively upon presentation and surrender of such Bonds.

                                   ARTICLE IV

                         FURTHER PROVISIONS AS TO FUNDS,
                         PAYMENTS, PROJECT AND AGREEMENT

         Section 4.01 Provisions for Payment. The Issuer hereby authorizes and directs the Trustee to cause withdrawal of sufficient funds from the Bond Fund available for such purpose to pay the Bond service charges on the Bonds as the same become due and payable (whether at stated maturity or by redemption or pursuant to any Mandatory Sinking Fund Requirements or otherwise), for the purposes of paying, or transferring necessary funds to Paying Agents to pay, said Bond service charges, which authorization and direction the Trustee hereby accepts. The Trustee shall create and maintain a separate Reimbursement Account ("Reimbursement Account") within the Bond Fund which Reimbursement Account shall be used by the Trustee to reimburse the Letter of Credit Bank, as provided herein or in the Agreement.

         Section 4.02 Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, whether at maturity, at the date fixed for redemption thereof, or otherwise, if funds sufficient to pay such Bond shall have been made available to the Trustee for the benefit of the holder or holders thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall thereupon cease and be completely discharged, and it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, in a separate account in the Bond Fund for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond; provided that any funds which shall be so held by the Trustee and which remain unclaimed by the holder of the Bond not presented for payment for a period of three years after such die date thereof, shall be paid first to the Letter of Credit Bank to the extent of any amounts due and payable to the Letter of Credit Bank under the Reimbursement Agreement and then to the Borrowers free of any trust or lien and thereafter the holder of such Bond shall look only to the Borrowers for payment and then only to the amounts so received by the Letter of Credit Bank or the Borrowers without any interest thereon, and the Trustee shall have no further responsibility with respect to such moneys.

         Section 4.03 Extension of Payment of Bonds. The Issuer shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest, by the purchase or funding of such Bonds or claims for interest or by any other arrangement, and in case the maturity of any of the Bonds or the time for payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled in case of any event of default under this Indenture to the benefit of the Indenture or to any payment out of the funds (except funds held for the payment of particular Bonds or claims for interest pursuant to this Indenture held by the Trustee or any Paying Agent) except subject to the prior payment of the principal of all Bonds issued and outstanding the maturity of which has not been extended and of such portion of the accrued interest on the Bonds as shall not be represented by such extended claims for interest. Nothing herein shall be deemed to limit the right of the Issuer to issue any duly authorized refunding Bonds and such issuance shall not be deemed to constitute an extension of maturity of the Bonds.

         Section 4.04 Payments to Trustee and Paying Agents. Pursuant to the provisions of the Agreement, the Borrowers has agreed to pay to the Trustee, continuing until the outstanding Bonds shall have been fully paid and discharged in accordance with the provisions of the Indenture, the customary fees, reasonable charges and expenses of the Trustee, as Trustee (for Ordinary and Extraordinary Services and Expenses), Bond Registrar and Paying Agent, and of other Paying Agents, as and when the same become due, provided, that the Borrowers may, without creating a default thereunder, contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses. The initial or acceptance fees of the Trustee and the fees, charges and expenses of the Trustee or other Paying Agents referred to in the first sentence of this Section, which may become due and payable during the Construction Period (as defined in the Agreement) may be paid by the Trustee from the Construction Fund as and when the same shall become due and payable as provided in the Agreement.

         Section 4.05 Moneys to be Held in Trust. All moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, the Letter of Credit or the Agreement, and any investments thereof, shall be held by the Trustee or such Paying Agent in trust and, except for moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Bonds, notice of the redemption of which has been duly given, and moneys held by the Trustee pursuant to Section 4.02 hereof, shall, while held by the Trustee or Paying Agent, be subject to the lien hereof.

         Section 4.06 Insurance and Condemnation Proceeds. In the event that Net Proceeds, or an amount equal to Net Proceeds, of any insurance or condemnation award shall be paid to the Trustee for the account of the Issuer and deposited in a special account or in the Reimbursement Account in the Bond Fund, in accordance with the provisions of Section 5.8 of the Agreement, the Trustee hereby agrees to accept and disburse such Net Proceeds or amount as directed by the Issuer with the consent of the Letter of Credit Bank and the Borrowers. Any such Net Proceeds or amount equal thereto deposited in the Reimbursement Account in the Bond Fund, in accordance with the provisions of said Section 5.8 shall be applied in the manner provided in Section 2.9 of the Agreement.

         Section 4.07 Repayment to the Borrowers or the Letter of Credit Bank from the Bond Fund. Except as provided in Section 4.02 of this Indenture, any amounts remaining in the Bond Fund, after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of this Indenture, and the fees, charges and expenses of the Trustee and the Paying Agents and all other amounts required to be paid under this Indenture and the Agreement shall have been paid, shall be paid first to the Letter of Credit Bank in satisfaction of any outstanding obligations of the Borrowers or the Company to the Letter of Credit Bank under the terms of the Reimbursement Agreement and then to the Borrowers upon the expiration or sooner termination of the Agreement, provided that nothing contained herein shall impair any right of the Issuer or the Trustee under this Agreement, this Indenture or 'Law to recover from such amounts prior to such payment to the Borrowers any loss, cost or expense incurred as a result of any default by the Borrowers in any payment of Loan Payments.

         Section 4.08 Records of Construction Fund. The Trustee shall cause to be kept and maintained adequate records pertaining to the Construction Fund and all disbursements therefrom. After the Project has been completed and a certificate of payment of all costs is filed as provided in Section 4.09 hereof, the Trustee shall as soon as practicable, if requested by the Issuer, the Letter of Credit Bank or the Borrowers, file an accounting thereof with the Issuer, the Letter, of Credit Bank and with the Borrowers.

         Section 4.09 Completion of the Project. In the event the Project is repaired or reconstructed following damage or destruction, the repair or reconstruction of the Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee and the Letter of Credit Bank of (i) the certificate of the Authorized Borrowers Representative required by Section 3.3 of the Agreement and (ii) a certificate signed by the Authorized Borrowers Representative, stating that all obligations and costs in connection with the Project and payable out of the Construction Fund have been paid and discharged except for amounts retained by the Trustee as provided under the Agreement for the payment of costs of the Project not then due and payable. After the Completion Date, any balance remaining in the Construction Fund (other than the amounts retained by the Trustee referred to in the preceding sentence) shall be deposited or applied in accordance with Section 4.2 of the Agreement.

         Section 4.10 Amendments to Agreement and Letter of Credit Not Requiring Consent of Bondholders. The Trustee shall, without the consent of or notice to the Bondholders, but only with the consent of the Letter of Credit Bank, consent to any amendment, change or modification of the Agreement or the Letter of Credit as may be required (i) by the provisions of the Agreement, the Letter of Credit and this Indenture, (ii) in connection with the issuance of Additional Bonds as specified in Section 2.08 hereof, (iii) for the purpose of curing any ambiguity, inconsistency or formal defect or omission in the Agreement or the Letter of Credit, or (iv) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee, the Issuer or the holders of the Bonds. No duties or responsibilities of the Trustee shall be amended, changed or modified without the written consent of the Trustee.

         Section 4.11 Amendments to Agreement Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in Section 4.10 hereof, neither the Issuer nor the Trustee shall consent to (i) any amendment, change or modification of the Agreement which would change the Loan Payments under the Agreement or the Borrowers' covenant not to adversely affect the tax exempt status of the Bonds without the mailing of notice as provided in this Section of such proposed amendment, change or modification and the written approval or consent thereto of the holders of all of the then outstanding Bonds, or (ii) any other amendment, change or modification of the Agreement without the mailing of notice as provided in this Section of such proposed amendment, change or modification and the written approval or consent thereto of the holders of not less than 662/3% in aggregate principal amount of the Bonds then outstanding. Such approval or consent of the Bondholders shall be procured as provided in Section 7.02 hereof with respect to supplemental indentures. If at any time the Borrowers shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement as provided in clause (i) or (ii) of the first sentence of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 7.02 hereof with respect to notice of supplemental indentures, which notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the corporate trust office of the Trustee for inspection by all Bondholders. Anything herein to the contrary notwithstanding, no amendment, change or modification to the Agreement under this Section 4.11 shall be given without the prior written consent of the Letter of Credit Bank. No duties or responsibilities of the Trustee shall be amended, changed or modified without the written consent of the Trustee.

         Section 4.12 Subordination to Rights of the Borrowers. As provided in
Section 7.2 of the Agreement, this Indenture and the assignments and pledges hereunder are subject and subordinate to the rights of the Borrowers under the Agreement so long as no event of default has occurred thereunder.

         Section 4.13 Removal of Portions of Project. Reference is made to the provisions of the Agreement, including without limitation Section 5.2 thereof, whereby the Borrowers may remove portions of the Project upon compliance with the terms and conditions of the Agreement. The Trustee shall, at the request of the Borrowers and upon such provisions of the Agreement being complied with, certify that any such portions are no longer part of the Project for purposes of this Indenture.

         Section 4.14 Amendments to Letter of Credit Requiring Consent of Bondholders. Except for the amendments to the Letter of Credit as provided in
Section 4.10 hereof, neither the Issuer nor the Trustee shall consent to any other amendment to the Letter of Credit without consent of the Letter of Credit Bank and the holders of not less than 662/3% in aggregate principal amount of the Bonds then outstanding. If at any time the Issuer and the Borrowers shall request the consent of the Trustee to any proposed amendment of the Letter of Credit, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice to be given in the same manner as provided in Section
7.02 hereof with respect to supplemental indentures.

         Section 4.15 Letter of Credit. Except as otherwise provided in this Section, the Trustee shall deposit in the Bond Fund upon receipt all Pledged Receipts, all moneys received upon drawings made under the Letter of Credit, all amounts representing proceeds from the sale or liquidation of any collateral pursuant to the Mortgage, and any other amounts which, under the terms of this Indenture, the Note, the Agreement, the Mortgage, or the Letter of Credit are to be applied to the payment of Bond service charges. Except as provided in this
Section 4.15 and Sections 4.02 and 4.16 hereof, the Bond Fund (and accounts therein for which provision is made herein or in the Agreement) and the moneys and Eligible Investments therein shall be used solely and exclusively for the payment of Bond service charges as they fall due at stated maturity, or by redemption or pursuant to any Mandatory Sinking Fund Requirements or upon acceleration, all as provided herein and in the Agreement.

         The Trustee shall establish separate accounts within the Bond Fund to the extent required so that the Trustee may at all times ascertain the date and source of deposit of the funds in each account. Moneys in the Bond Fund shall be used to pay Bond service charges with respect to the Bonds and for the redemption of Bonds prior to maturity and as otherwise provided in this Indenture only in the following order:

         FIRST: Amounts derived from the proceeds of the initial sale and delivery of the Bonds representing any accrued interest thereon, and proceeds from the investment thereof;

         SECOND: Amounts drawn by the Trustee under the Letter of Credit; and

         THIRD: Any other amounts available in the Bond Fund.

         The Issuer hereby authorizes and directs the Trustee to draw on the Letter of Credit pursuant to its terms, in the amounts and at the times necessary to pay Bond service charges on the Bonds pursuant to this Section 4.15.

         The Trustee shall draw upon the Letter of Credit in accordance with the terms thereof under the following circumstances:

                  (a) On or before 11:00 A.M., local time, on the fourth Business Day prior to any Interest Payment Date the Trustee shall determine the amount necessary to make all required payments of principal and interest on the Bonds on the next succeeding Interest Payment Date and shall present a draft to the Letter of Credit Bank (together with required certificates under the Letter of Credit) in such amount, so as to permit the timely transfer of funds (which in the case of any payment of principal or interest on the Bonds, shall require that such funds be in the Trustee's possession on the Business Day immediately preceding the date such principal or interest is due on the Bonds) from the Letter of Credit Bank to the Trustee for payment of the principal of and interest on the Bonds when due, whether at maturity or upon prior redemption or acceleration or otherwise.

                  (b) Upon acceleration of the Bonds upon the occurrence of an Event of Default under Section 6.01 hereof, the Trustee shall, on or before the Business Day following the date of declaration of the acceleration of the Bonds, present a draft to the Letter of Credit Bank (together with required certificates under the Letter of Credit) for payment of the entire amount due under Section 6.02 hereof.

                  (c) If the Letter of Credit Bank has not transferred funds in accordance with the Letter of Credit upon the presentment of any such draft, the Trustee shall (i) resubmit such draft properly and take such other action as may be necessary to cause the Letter of Credit Bank to honor its obligations under the Letter of Credit and (ii) promptly notify, by oral or telephonic communication confirmed in writing, the Borrowers of the failure of the Letter of Credit Bank to transfer funds.

         In calculating the amount to be drawn on the Letter of Credit for the payment of principal of and interest on the Bonds, whether at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Borrowers under the Agreement on or before the corresponding Interest Payment Date, or the existence of any other moneys in the Bond Fund (other than accrued interest, if any, received at the time of the issuance and delivery of the Bonds), but shall draw on the Letter of Credit for the full amount of principal and interest coming due on the Bonds. Upon receipt of such moneys from the Letter of Credit Bank, the Trustee shall (i) deposit the amount representing a drawing on the Letter of Credit for the payment of principal and interest on the Bonds in the Bond Fund, and apply the same to the payment of such principal and interest due on the Bonds on the next succeeding Interest Payment Date, (ii) so long as there does not exist the Event of Default described in Section 6.01(j) hereof, pay, on behalf of the Borrowers, but only from and to the extent of Loan Payments and any other amounts then on deposit in the Reimbursement Account in the Bond Fund and not derived from drawings under the Letter of Credit, to the Letter of Credit Bank any and all amounts then due and payable under the Reimbursement Agreement. Any payment made by the Trustee on behalf of the Borrowers described in clause (iii) of the immediately preceding sentence shall be made by wire transfer of immediately available funds to the account of the Letter of Credit Bank on the date the Trustee receives moneys pursuant to a drawing upon the Letter of Credit.

         The Trustee shall transmit to any Paying Agents, as appropriate from moneys in the Bond Fund applicable thereto, amounts sufficient to make timely payments of principal of and any premium on the Bonds to be made by those Paying Agents and then due and payable. To the extent that the amount needed by any Paying Agent is not sufficiently predictable, the Trustee may, but shall not be required to, make any credit arrangements with that Paying Agent which will permit those payments to be made. The Issuer authorizes and directs the Trustee to cause withdrawal of moneys from the Bond Fund which are available for the purpose of paying, and are sufficient to pay, the principal of and any premium on the Bonds as they become due and payable (whether at stated maturity, by redemption or pursuant to any Mandatory Sinking Fund Requirements), for the purposes of paying or transferring moneys to the Paying Agents which are necessary pay such principal and premium.

         Section 4.16 Extension of Letter of Credit; Alternate Letter of Credit. The Letter of Credit expires upon the earliest to occur of (i) the Trustee's making of the final drawing available to be made thereunder, (ii) receipt by the Letter of Credit Bank of written notice from the Trustee that the Indenture has been discharged and all outstanding Bonds have been deemed to be paid in full in accordance with the Indenture or (iii) subject to the provision for extension, and for substitution of an Alternate Letter of Credit provided for herein, September 15, 1995.

         The Letter of Credit Bank may, at its election, provide for an extension of the expiration date of the Letter of Credit to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended. The Borrowers may, at its option, provide for the delivery to the Trustee of an Alternate Letter of Credit, which shall have an expiration date of not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces and shall otherwise comply with the terms of the Alternate Letter of Credit Agreement. The issuer of the Alternate Letter of Credit must be organized under Federal or state laws with a net worth at the time of issuance of the Alternate Letter of Credit of an amount satisfactory to the Remarketing Agent (or any successor entity thereto under the Letter of Credit) at such time. If the Letter of Credit is so extended to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended, or if the Borrowers so provides such an Alternate Letter of Credit complying with the requirements of this paragraph, the mandatory redemption pursuant to the terms of this Indenture shall not occur.

         Section 4.17 Release of Documents Upon Termination of Letter of Credit. Upon the termination of the Letter of Credit, and upon full payment of the Bonds, the Trustee, upon written direction from the Borrowers, shall unconditionally and timely release and discharge the lien of the Mortgage and any other documents or instruments given as security by the Borrowers.

                                    ARTICLE V

                          THE TRUSTEE AND PAYING AGENTS

         Section 5.01 Trustee's Acceptance and Responsibilities. The Trustee hereby accepts the trusts imposed upon it by this Indenture and the Agreement, and agrees to perform the trusts and its obligations under this Indenture and the Agreement, but only upon and subject to the following express terms and conditions:

                  (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees appointed by the Trustee, in the exercise of reasonable care, but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and duties hereunder, and may in all cases pay reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Borrowers), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or not taken in good faith in reliance upon such opinion or advice. The Trustee shall, however, be responsible for loss or damage resulting from any gross negligence or willful misconduct on its part.

                  (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for any recital herein or in the Bonds, or for the validity, priority, recording or rerecording, filing or refiling of this Indenture or the Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Borrowers under the Agreement in connection with the matters referred to in Section 5.1 of the Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Borrowers full information and advice as to the performance of the covenants, conditions and agreements aforesaid. Except as otherwise provided in Section 6.03 hereof, the Trustee shall have no obligation from any of the duties of the Issuer under the Agreement.

                  (c) The Trustee shall not be accountable for the application by the Borrowers of the proceeds of any Bonds authenticated or delivered hereunder.

                  (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Bonds, shall be conclusive and binding upon all future holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

                  (e) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by an authorized officer thereof, or by the Borrowers as sufficient evidence of the facts therein contained, and, prior to the occurrence of a default of which the Trustee has been notified as provided in paragraph (g) of this Section, or of which by said paragraph it is deemed to have notice, shall also be entitled to rely upon a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion obtain such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of an officer, or an assistant thereto, of the Issuer having charge of the appropriate records to the effect that legislation or any resolution in the form therein set forth has been adopted by the Legislative Authority of the Issuer, as conclusive evidence that such legislation or resolution has been duly adopted and is in full force and effect.

                  (f) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

                  (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder, except events of default described in paragraphs (a), (b), (h), (i) or (j) of Section
         6.01 hereof, unless the Trustee shall be specifically notified by writing delivered to it of such default by the Issuer, the Letter of Credit Bank or the Borrowers or by the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

                  (h) The Trustee shall not be personally liable for any debts contracted, or for injury or damage to persons or to personal property, or for salaries or nonfulfillment of contracts, relating to the Project.

                  (i) At any and all reasonable times the Trustee and the Letter of Credit Bank, and their duly authorized agents, attorneys, experts, engineer accountants and representatives shall have the rightfully to inspect the Project and any and all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto and make copies thereof as may be desired.

                  (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee.

                  (l) Before taking action under Article VI or Section 5.04 hereof, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken.

                  (m) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall not be under liability for interest on any moneys received hereunder except such as may be agreed upon with the Issuer or the Borrowers.

         Section 5.02 Fees, Charges and Expenses of Trustee and Paying Agents. Subject to the provisions of Section 4.04 hereof, the Trustee, upon demand, shall be entitled to timely payment and/or reimbursement for customary fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to customary extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the neglect or willful misconduct of the Trustee, it shall not he entitled to compensation or reimbursement therefor. The Trustee and any Paying Agent shall also be entitled to payment and reimbursement, but only from the applicable Construction Fund or from the Additional Payments by the Borrowers pursuant to the Agreement or from Pledged Receipts available therefor, but not from moneys derived from drawings on the Letter of Credit, for their customary fees and reasonable charges as Paying Agents.

         Section 5.03 Notice to Bondholders if Default Occurs. If a default occurs of which the Trustee has, pursuant to Section 5.01(g) of this Indenture, notice, then the Trustee shall give written notice thereof within three Business Days to the Letter of Credit Bank and to the holders of all Bonds then outstanding as shown by the registration books maintained pursuant to Section
2.04 hereof.

         Section 5.04 Intervention by Trustee. In any judicial proceeding to which the Issuer, Letter of Credit Bank or the Borrowers is a party and which in the opinion of the Trustee and its attorney has a substantial bearing on the interest of holders of the Bonds, the Trustee may intervene on behalf of the Bondholders and shall do so if requested in writing by the of at least twenty-five percent in the aggregate principal amount of Bonds then outstanding. The rights and obligations of the Trustee under this Section are subject to the approval of such intervention by a court of competent jurisdiction.

         Section 5.05 Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it or any successor to it may be consolidated, or to which it may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the trust estate hereunder and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any such successor Trustee shall be trust company, a bank or a banking association authorized to exercise corporate trust powers within the County of Hamilton, Ohio, having a reported capital and surplus or undivided profits of not less than $50,000,000.

         Section 5.06 Resignation by the Trustee. The Trustee may at any time resign from the trusts hereby created by giving at least sixty (60) days' written notice thereof to the Issuer, the Letter of Credit Bank, the Borrowers and the Original Purchaser of each series of Bonds then outstanding, and by giving such notice in the same manner as provided for in the Bond Legislation for giving notice of call for redemption, not less than forty-five (45) days before such resignation is to take effect, and such resignation shall take effect at the appointment of a successor Trustee by the Bondholders or by the Issuer and acceptance by the successor Trustee of such trusts.

         Section 5.07 Removal of the Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, to the Issuer, the Letter of Credit Bank and to the Borrowers and signed by or on behalf of the holders of a majority in aggregate principal amount of Bonds then outstanding; provided however, that the removal of the Trustee shall not be effective until a successor Trustee has been appointed pursuant to Section 5.08 hereof.

         Section 5.08 Appointment of Successor Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Issuer with the written consent of the Borrowers and the Letter of Credit Bank; provided that if a successor Trustee is not so appointed within ten days after notice of resignation is mailed or instrument of removal is delivered as provided in sections 5.06 and 5.07, respectively, or within ten days after the Trustee is dissolved, taken under control or otherwise incapable of action as above provided, then the holders of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by or on behalf of such holders, may designate a successor Trustee. Every such successor Trustee appointed pursuant to the provisions of this section shall be a trust company, a bank or a banking association in good standing, duly authorized to exercise corporate trust powers within the County of Hamilton, Ohio, having a reported capital and surplus or undivided profits of not less than $50,000,000 and willing to accept the trusteeship under the terms and conditions of this Indenture.

         Section 5.09 Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer, the Letter of Credit Bank and the Borrowers, an instrument in writing accepting such appointment hereunder, and thereupon such successor without any further act shall become fully vested with all the rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of its successor or the Issuer, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and shall duly assign, transfer and deliver all property, securities and moneys held by it as Trustee to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

         Section 5.10 Successor Trustee as Custodian of Funds, Bond Registrar and Paying Agent. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be custodian of any funds it may hold pursuant to the Indenture, and cease to be Bond Registrar and Paying Agent for any of the Bonds, and the successor Trustee shall become such custodian, Bond Registrar and Paying Agent.

         Section 5.11 Adoption of Authentication. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the original Trustee or of any successor of it as Trustee hereunder and deliver the said Bonds so authenticated as hereinbefore provided; and in case any of such Bonds shall not have been authenticated, any successor Trustee may authenticate such Bonds either in the name of any predecessor or in its own name. In all such cases such certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the Trustee.

         Section 5.12 Trustee Protected in Relying Upon Instruments. Legislation, resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

         Section 5.13 Designation and Succession of Paying Agents. The Trustee and the other banks or trust companies, if any, designated as Paying Agent or Paying Agents in the Bond Legislation pertaining to a particular series of Bonds shall be the Paying Agent or Paying Agents for the applicable series of Bonds, and in the absence of such designation the Trustee shall be the sole Paying Agent.

         Any bank or trust company with or into which any Paying Agent other than the Trustee may be merged or consolidated, or to which the assets and business of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of such Paying Agent shall become vacant for any reason, the Issuer shall, within thirty days thereafter, appoint a bank or trust company located in the same city as such Paying Agent to fill such vacancy; provided, however, that if the Issuer shall fail to appoint such Paying Agent within said period, the Trustee shall make such appointment.




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
         The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in Section 5.01 hereof with respect to the Trustee, insofar as such provisions may be applicable.

         Section 5.14 Dealing in Bonds. The Trustee, the Letter of Credit Bank, the Remarketing Agent and Paying Agents and any of their directors, officers, employees or agents, may in good faith become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if not the Trustee, the Letter of Credit Bank, the Remarketing Agent or Paying Agent.

         Section 5.15 No Transfer of Note or Notes held by the Trustee. Except as required to effect an assignment to a successor trustee or the Letter of Credit Bank, or in the event of default under the Agreement, the Reimbursement Agreement or this Indenture the Trustee shall not sell, assign, pledge or transfer the Note or Notes held by it, and the Trustee is authorized to. enter into an agreement with the Borrowers to such effect.

         Section 5.16 Investment of Construction Fund and Bond Fund. Subject to
Article VI hereof, any moneys (except moneys in the Bond Fund derived from drawings under the Letter of Credit) held as part of the Construction Fund, Bond Fund or any special trust fund created pursuant to Article IV of the Agreement shall, to the extent permitted by law, at the written or verbal (if verbal, to be confirmed in writing) request of and as specified by the Authorized Borrowers Representative be invested and reinvested by the Trustee in accordance with the provisions of Section 4.5 of the Agreement and Section 10 of the Bond Legislation. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Construction Fund, Bond Fund or any such special trust fund, as the case may be, and the interest accruing thereon and any profit realized from such investments shall be credited as set forth in Section 5.17 of this Indenture and any loss resulting from such investments shall be charged to such fund. The Trustee is directed to sell and reduce to cash funds a sufficient amount of such investments whenever the cash balance in the Construction Fund is insufficient to pay a requisition when presented or whenever the cash balance in the Bond Fund or special trust fund is insufficient for the uses prescribed for moneys held in the Bond Fund or special trust fund, respectively.

         The Borrowers has covenanted and agreed that it will (a) prepare and file with the Trustee and the Issuer a report setting forth the "Rebate Amount" determined in accordance with this Agreement, and (b) deposit or cause to be deposited in the Excess Investment Earnings Account (as defined in the Agreement) any and all Rebate Amounts promptly following a determination of any such Rebate Amount.

         The Trustee, as Construction Fund and Bond Fund custodian, covenants and agrees that it will, on or before each anniversary of the date of issuance of the Bonds, prepare and file with the Issuer and the Borrowers a report with respect to the Construction Fund and the Bond Fund setting forth the total amounts invested during the preceding bond year, the investments made with the moneys in the Construction Fund and the Bond Fund and the investment earnings (and losses) resulting from the investments in each such Fund, respectively, together with such additional information concerning such Funds and the investments therein, respectively, as the Issuer or the Borrowers shall reasonably request.




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
         The Trustee agrees that it will, to the extent practicable, keep all moneys in the Excess Investment Earnings Account fully invested in Eligible Investments and it will disburse all moneys in the Excess Investment Earnings Account to the United States at the times and in the manner set forth in Section
6.2 of the Agreement.

         Moneys in the Excess Investment Earnings Account, including investment earnings thereon, if any, shall be subject to the pledge of this Indenture and shall not constitute moneys held for the benefit of the Holders of the Bonds.

         Section 5.17 Allocation of Income from Investments. All interest accruing therefrom and any profit realized from investments of moneys in the Construction Fund and Bond Fund shall, subject to the requirements of Section
6.2 of the Agreement, be allocated as follows:

         (a) Interest and profits from investment of Construction Fund moneys shall be retained in the Construction Fund until the redemption of the Prior Bonds, then transferred to the Bond Fund;

         (b) interest and profits from investment of Bond Fund moneys shall be retained in the Bond Fund and shall be used for the purposes for which the Bond Fund is created;

         (c) interest and profits from investment of moneys in the Excess Investment Earnings Account shall be applied as required in
                  Section 6.2 of the Agreement; and

         (d) interest and profits from investment of other funds or accounts, if any, shall be paid into the Reimbursement Account in the Bond Fund; provided that such payment shall not, in the opinion of nationally recognized bond counsel, impair the tax-exempt status of interest on the Bonds.

         Section 5.18 Interpleader. In the event of a dispute between any of the parties hereto with respect to the disposition of any funds held by the Trustee hereunder, or the Trustee receives conflicting demands made upon the Trustee with respect to the Trustee's duties hereunder or any other document related to the Bonds, the Trustee shall be entitled to file a suit In Interpleader In a court of competent Jurisdiction seeking to require the parties to Interplead and Litigate In such court their several claims and rights among themselves. Upon the filing of such a suit and the deposit of the applicable funds to such court, the Trustee will ipso facto be fully released and discharged from all obligations to further perform any and all duties imposed hereunder or any other document related to the Bonds regarding such matter and/or such funds that are the subject of such Interpleader suit. In the event that the Trustee remains as Trustee under this Indenture and receives a court order directive or other request regarding the Interpleader suit, the Trustee shall be entitled to rely upon such instruction without incurring any obligation or liability and the parties hereto release, hold harmless and indemnify the Trustee for any obligation or liability for so relying on such court Instruction.

         Section 5.19 Survival of Certain Provisions. The provisions of Article V of this Indenture shall survive the release, discharge and satisfaction of this Indenture.



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
                                   ARTICLE VI

                         DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

         Section 6.01 Defaults; Events of Default. If any of the following events occur, subject to the provisions of Section 6.10 hereof, it is hereby defined as and declared to be and to constitute an "event of default" hereunder:

         (a) Failure to pay any interest on any Bond when and as the same shall have become due and payable;

         (b) failure to pay the principal of or any premium on any Bond when and as the same shall become due and payable, whether at stated maturity or by acceleration or by mandatory or optional redemption;

         (c) failure by the Issuer to perform or observe any other covenant, agreement or condition on the part of the Issuer contained in this Indenture or in the Bonds, which failure shall have continued for a period of thirty days after written notice, by registered or certified mail, to the Issuer and to the Borrowers specifying the failure and requiring the same to be remedied, which notice may be given by the Trustee in its discretion and which notice shall be given by the Trustee at the written request of the holders of not less than twenty-five percent in aggregate principal amount of Bonds then outstanding;

         (d) the occurrence of an event of default by the Borrowers as defined in the Mortgage;

         (e) the occurrence of an event of default by the Borrowers under the Note;

         (f) the occurrence of an event of default by the Borrowers under the Agreement;

         (g) receipt by the Borrowers, the Issuer and the Trustee of a notice from the Letter of Credit Bank that an event of default exists and is subsisting under the Reimbursement Agreement;

         (h) the Letter of Credit Bank shall: (i) commence a proceeding under any Federal or state insolvency, liquidation, custodial, reorganization or similar law, or proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety (90) days, or (ii) have a receiver, liquidator, custodian or trustee appointed for it or for the whole or any substantial part of its property; provided, however, that the Borrowers have not obtained an Alternate Letter of Credit within forty-five (45) days following such event;

         (i) subsequent to any drawing by the Trustee under the Letter of Credit (referred to hereinafter as a "Drawing"), if the Trustee shall receive notice from the Letter of

                  Credit Bank that the amount available to be drawn by the Trustee under the letter of credit has not been reinstated within ten (10 days to an amount not less than the principal of, and one hundred ninety-five (195) days accrued interest on the outstanding Project Bonds; provided, however, that the Borrowers have not obtained an Alternate Letter of Credit within twenty-five (25) days following such event; or

         (j) failure of the Letter of Credit Bank to honor any proper drawing (including Principal or Interest Drawings) in timely fashion so that the funds necessary to pay such principal and interest are in the possession of the Trustee on the Interest Payment Date on which such principal and interest is due to the holders of the Project Bonds; provided, however, that the Borrowers has not obtained an Alternate Letter of Credit within twenty-five (25) days following such event.

         Upon the occurrence of any event of default, the Trustee shall within five days after notice of such event of default as provided in Section 5.01(g) hereof, give written notice of the event of default, by registered or certified mail, to the Issuer, the Borrowers, the Letter of Credit Bank and the Original Purchaser.

         Section 6.02 Acceleration. Upon the occurrence of an Event of Default, as defined in Section 6.01 hereof, as specified in Subsections (a), (b), (i) or
(j), of Section 6.01 hereof, the Trustee shall declare, by a notice in writing delivered to the Borrowers, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of any other Event of Default, other than an Event of Default under Subsection (h), the Trustee shall, upon the written direction of the Letter of Credit Bank, declare, by a notice in writing delivered to the Borrowers, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of an Event of Default described in Subsection (h) of Section 6.01 hereof, if there is not then an existing Event of Default described in Subsections (a), (b), (i), or (j) of Section 6.01 hereof, then the Trustee, without the written request of the Letter of Credit Bank may, and upon the written request of the holders of not less than 25 percent in aggregate principal amount of Bonds then outstanding shall, declare the principal of all Bonds then outstanding, together with interest accrued thereon, to be due and payable immediately. Upon any such declaration, principal and interest shall become and be due and payable immediately. Interest on the Bonds shall accrue to the date determined by the Trustee for the tender of payment to the holders pursuant to that declaration which date must be within the period for which principal of and interest on the Bonds is covered by the amount available under the Letter of Credit; provided, that interest on any unpaid principal of Bonds outstanding shall continue to accrue from the date determined by the Trustee for the tender of payment to the holders of those Bonds.

         Any such declaration shall be by notice in writing to the Issuer, the Letter of Credit Bank and the Borrowers, and, upon said declaration, principal and interest on all Bonds shall become and be immediately due and payable. The Trustee immediately upon such declaration shall give notice thereof in the same manner and within the same time period as provided in Section 3.03 hereof with respect to redemption of the Bonds. Such notice shall specify the date on which payment of principal and interest shall be tendered to the holders of the Bonds. Upon any declaration of acceleration hereunder, the Trustee shall (i) immediately exercise such rights as it may have under the Agreement



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
and the Notes to declare all payments thereunder to be immediately due and payable and (ii) immediately draw upon the Letter of Credit to the full extent permitted by the terms thereof.

         Anything herein to the contrary notwithstanding, if the Borrowers fail to provide the Trustee with a written statement to the effect that a Determination of Taxability has occurred as a result of a violation of the capital expenditure limit under section 144(a) of the Code, the Trustee may, at the expense of the Borrowers, request an opinion of nationally-recognized bond counsel acceptable to the Borrowers with regard to the tax-exempt status of the Bonds, and if in the opinion of such bond counsel the Bonds are taxable, the Trustee shall declare, by a notice in writing delivered to the Borrowers, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately.

         Section 6.03 Other Remedies; Rights of Bondholders. Upon the happening and continuance of an event of default the Trustee may, with or without taking action under section 6.02 hereof, pursue any available remedy, including without limitation actions at law or in equity, to enforce the payment of Bond service charges or to remedy any event of default.

         Upon the happening and continuance of an event of default, and if requested so to do by the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding and indemnified at its option, as provided in Section 5.01 hereof, the Trustee shall exercise such of the rights and powers conferred by this Section and by Section 6.02 as the Trustee being advised by counsel, shall deem most effective to enforce and protect the interests of the Bondholders.

         No remedy conferred upon or reserved to the Trustee (or to the Bondholders) hereby is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing.

         No delay or omission to exercise any right or power accruing upon any default or event of default shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any default or event of default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.

         The Trustee, as the assignee of all right, title and interest of the Issuer in and to the Agreement (except Unassigned Issuer Rights) and the Note, shall enforce each and every right granted to the Issuer under the Agreement and the Note. In exercising such rights and the rights given the Trustee under this
Article VI, the Trustee shall take such action as, in the judgment of the Trustee, applying the standards described in Section 5.01 hereof, would best serve the interests of the Bondholders.

         Section 6.04 Right of Bondholders to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the holders of more than fifty percent (50%) in aggregate principal



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amount of Bonds then outstanding shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this indenture or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided that the Trustee shall be indemnified to its satisfaction.

         Section 6.05 Appointment of Receivers. Upon the occurrence of an event of default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Agreement, and the Note, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Pledged Receipts, pending such proceedings, with such power as the court making such appointment shall confer.

         Upon the occurrence of an event of default, to the extent such rights may then lawfully be waived, neither the issuer, nor the Borrowers, nor anyone claiming through or under either of them, shall set up, claim, or seek to take advantage of any stay, extension, moratorium or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent it may lawfully do so, the benefit of all such laws and all right of redemption to which it may be entitled.

         Section 6.06 Allocation of Moneys. All moneys received by the Trustee or a receiver pursuant to any right given or action taken under the provisions of this Article shall, after payment of the Trustee's fees and expenses, subject to any provision made pursuant to Sections 3.04 or 4.02 hereof, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

         (a) Unless the principal of all the Bonds shall have become or have been declared due and payable, all such moneys shall be applied:

         First--To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of maturity of the installments of such interest beginning with the earliest such maturity and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege except as to any difference in the respective rates of interest specified in the Bonds; and

         Second--To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture) whether at maturity or by call for redemption, in the order of their due dates and beginning with the earliest such due date, with interest on such Bonds from the respective dates upon which they became due and if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, together with such interest, then to the payment thereof ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

         (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable pursuant to this Article, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege except as to any difference in the respective rates of interest specified in the Bonds.

         (c) If the principal of all the Bonds shall have been declared due and payable pursuant to this Article, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 6.10 hereof, then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section;

provided, however, that prior to any application of moneys as set forth above, the Trustee shall be entitled to its customary fees and reasonable expenses incurred in the enforcement of any remedies under this Indenture.

         The Letter of Credit is issued by the Letter of Credit Bank only with respect to the payment of principal and interest on the Project Bonds for the benefit of the Trustee on behalf of the holders of such Project Bonds. Proceeds of draws on the Letter of Credit shall not be used for any other purpose.

         Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates, and for which moneys are available, shall cease to accrue. The Trustee shall give notice as it may deem appropriate of the deposit with it of any moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any unpaid Bond until such Bond shall be presented to the Trustee for cancellation if fully paid.

         The provisions of this section are in all respects subject to the provisions of Section 4.03 hereof.

         Whenever all Bonds and interest thereon have been paid under the provisions of this Section and all fees, expenses and charges of the Trustee and Paying Agents and all other expenses payable under this Indenture have been paid, any balance remaining in the Bond Fund shall be paid as provided in
Section 4.07 hereof.

         Section 6.07 Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment shall be for the benefit of the holders of the outstanding Bonds, subject, however, to the provisions of this Indenture.

         Section 6.08 Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding for the enforcement of this Indenture or for the execution of any power or trust thereof or for the appointment of a receiver or any other remedy hereunder, unless an event of default hereunder has occurred and is continuing, of which the Trustee has been notified as provided in section 5.01(g), or of which by said paragraph it is deemed to have notice, and the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the powers or trusts hereinbefore granted or to institute such action, suit or proceeding in its own name; and have offered to the Trustee indemnity as provided in Section 5.01, and the Trustee shall thereafter fail or refuse to exercise the powers or trusts hereinbefore granted or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the Bond shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, or her action or to enforce any right hereunder except in the manner herein provided and that proceedings shall be instituted, had and maintained in the manner herein provided and for the benefit of the holders and owners of all Bonds then outstanding. Subject to the foregoing, each Bondholder shall have a right of action to enforce the payment of the principal of and interest on any Bond held or owned by him at and after the maturity thereof at the place, from the sources and in the manner in said Bond expressed.

         Section 6.09 Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue unimpaired as before.

         Section 6.10 Waivers of Events of Default. The Trustee with the consent of the Letter of Credit Bank, other than in the case of an event of default described in Section 6.01(a), (b), (h), (i) or (j) hereof, may in its discretion waive any event of default under this Indenture and its consequences and rescind any declaration of maturity of principal, and shall do so at the written request of (1) the Letter of Credit Bank and (2) the holders of at least 25% in aggregate principal amount of all Project Bonds and Additional Bonds then outstanding; provided, however, that there shall not be waived any event of default described in paragraphs (a) or (b) of Section 6.01 hereof or any such declaration in connection therewith rescinded. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the



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Trustee, the Letter of Credit Bank and the Bondholders shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.

         Section 6.11 Expense and Services After an Event of Default. When the Trustee incurs expenses or renders services after the occurrence of an Event of Default described in this Article VI, the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.





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                                   ARTICLE VII

                             SUPPLEMENTAL INDENTURES

         Section 7.01 Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may without the consent of, or notice to, any of the Bondholders, but only with the consent of the Letter of Credit Bank, enter into indentures supplemental to this Indenture and financing statements or other instruments evidencing the existence of a lien and/or security interests and amendments to the Letter of Credit as shall not, in the opinion of the Issuer and the Trustee, be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

         (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture or the Letter of Credit;

         (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

         (c) To subject additional revenues, additional notes or interests in real estate to the liens and pledge of the Indenture;

         (d) To add to the covenants and agreements of the Issuer contained in the Indenture other covenants and agreements thereafter to be observed for the protection of the Bondholders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in the Indenture, including the limitation of rights of redemption so that in certain instances Bonds of different series will be redeemed in some prescribed relationship to one another;

         (e) To evidence any succession to the Issuer and the assumption by such successor of the covenants and agreements of the Issuer contained in the Indenture, the Agreement and the Bonds or of the Letter of Credit Bank contained in the Letter of Credit;

         (f) To modify, amend or supplement the Indenture in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939, as amended, or to comply with any similar requirements of any other law;

         (g) In connection with the issuance of Additional Bonds in accordance with Section 2.08 hereof and Section 8 of the Bond Legislation for the Project Bonds; and

         (h) Any other change not to the detriment of the holders of the Bonds.

The Trustee may also accept, without the consent of or notice to any of the Bondholders, an Alternate Letter of Credit or any amendments to the Letter of Credit necessary to continue the effectiveness of the letter of Credit as originally intended or which in the judgment of the Trustee are not to the prejudice of the Bondholders.




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         Section 7.02 Supplemental Indentures Requiring Consent of Bondholders.
Exclusive of supplemental indentures referred to in. Section 7.01 hereof and subject to the terms and provisions and limitations contained in this section, and not otherwise, the holders of not less than 662/3% in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in any other Section or provision of this Indenture to the contrary notwithstanding, with the consent of the Letter of Credit Bank, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental to this Indenture as shall be deemed necessary and desirable by the Issuer and the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that nothing in this Section or elsewhere shall permit, or be construed as permitting, a supplemental indenture providing for (a) an extension of the maturity of the principal or of the interest on any Bond, or a reduction in the principal amount of any Bond or the rate of interest or redemption premium thereon, or a reduction in the amount or extension of the time of any payment required by any Mandatory Sinking Fund Requirements provided for in the Bond Legislation, without the consent of the holder of each Bond so affected, or (b) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, or (c) an extension of the time for or reduction in the amount of any payment under the Letter of Credit without the consent of the Letter of Credit Bank and the holders of all of the then outstanding Bonds.

         If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, if any Bonds are at the time outstanding, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by first-class mail, postage prepaid, to the Original Purchaser of each series of Bonds and to all registered holders of Bonds then outstanding at their addresses as they appear on the registration books herein provided for. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail, or the failure of such Bondholder to receive, the notice required by this section, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the office of the Trustee for inspection by all Bondholders. Such notice or notices may be waived by an instrument or concurrent instruments executed by the holders or owners of all Bonds at, the time outstanding.

         If, within 60 days or such longer period as shall be prescribed by the Trustee following the mailing of such notice the holders of not less than 662/3% of the aggregate principal amount of the Bonds then outstanding shall have consented to the adoption thereof, such supplemental indenture may be executed and this Indenture shall be deemed to be modified and amended in accordance therewith. The holders of not less than 662/3% of the aggregate principal amount of the Bonds then outstanding shall be deemed to have consented to and approved the adoption of such supplemental indenture if the Trustee does not receive letters of protest or objections thereto signed by or on behalf of the holders of 331/3% or more of the aggregate principal amount of the Bonds then outstanding on or before 3:30 P.M. local time at the principal corporate trust office of the Trustee on the 60th day after mailing of the aforesaid notice.




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         Any such consent shall be binding upon the holder of the Bond giving such consent and, anything in Section 9.01 hereof to the contrary notwithstanding, upon any subsequent holder of such Bond and of any Bond issued in exchange therefor (whether or not such subsequent holder has notice thereof), unless such consent is revoked by the holder of such Bond giving such consent or by a subsequent holder thereof by filing with the Trustee, prior to the execution by the Trustee of such supplemental indenture, such revocation and, if such Bond or Bonds are transferable by delivery, proof that such Bonds are held by the signer of such revocation in the manner permitted by Section 9.01. At any time after the holders of the required percentage of Bonds shall have consented to the supplemental indenture, the Trustee shall make and file with the Issuer a written statement that the holders of such required percentage of Bonds have so consented. Such written statement shall be conclusive that such consents have been so filed.

         If the holders of the required percentage in aggregate principal amount of the Bonds outstanding shall have consented to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to the execution of such supplemental indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any act ion pursuant to the provisions thereof. Notwithstanding any provision to the contrary contained in this section, no supplemental indenture shall amend, change or modify any duty or duties of the Trustee without the written consent of the Trustee.

         Section 7.03 Consent of the Borrowers. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article VII which affects any rights or obligations of the Borrowers shall not become effective unless and until the Borrowers shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any supplemental indenture together with a copy of the proposed supplemental indenture to be mailed as provided in Section 9.04 hereof to the Borrowers at least ten days before the date of its proposed execution and delivery in the case of a supplemental indenture referred to in Section 7.01 hereof, and not later than five days after such mailing of the notice of the proposed execution and delivery in the case of a supplemental indenture provided for in Section 7.02 hereof.

         Section 7.04 Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Issuer in the execution of any supplemental indenture provided for in this Article and to make the further agreements and stipulations which may be contained therein. Any supplemental indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture; all the terms and conditions contained in any such supplemental indenture as to any provision authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes; this Indenture shall be and be deemed to be modified and amended in accordance therewith; and the respective rights, duties and obligations under this Indenture of the Issuer, the Borrowers, the Trustee, the Letter of Credit Bank, the Remarketing Agent, the Indexing Agent, the Paying Agents and all holders of Bonds then outstanding shall thereafter be determined, exercised and enforced thereunder, subject in all respects to such modifications and amendments. Express reference to such executed supplemental indenture may be made in the text of any Bonds issued thereafter, if deemed necessary or desirable by the Trustee or



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
the Issuer. A copy of any supplemental indenture provided for in this Article, except such as may be entered into pursuant to clause (g) of Section 7.01 hereof, shall be mailed by the Trustee to the Original Purchaser of each and every series of Bonds affected thereby.

         Section 7.05 Opinion of Counsel. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it, who may be counsel for the Issuer, as conclusive evidence that any such proposed supplemental indenture complies with the provisions of this Indenture, and that it is proper for the Trustee, under the provisions of this Article, to join in the execution of such supplemental indenture.

         Section 7.06 Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the holders of the Bonds, and the terms and provisions of the Bonds and this Indenture or any supplemental indenture, may be modified or altered in any respect with the consent of the Issuer, the consent of the Trustee, the consent of the Letter of Credit Bank and the consent of the holders of all of the Bonds then outstanding and, if required by Section 7.03 hereof, the consent of the Borrowers.





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                                  ARTICLE VIII

                                DISCHARGE OF LIEN

         Section 8.01 Release of Indenture. If the Issuer shall pay or cause to be paid and discharged all the outstanding Bonds or there shall otherwise be paid to the holders of the outstanding Bonds all Bond service charges due or to become due thereon, and provision shall also be made for paying all other sums payable hereunder by the Issuer or by the Borrowers, including the fees or expenses of the Trustee, then and in that event this Indenture (except for Sections 4.01, 4.02, 4.07 and 8.02 hereof) shall cease, determine and become null and void, and the covenants, agreements and other obligations of the Issuer hereunder shall be discharged and satisfied, and thereupon the Trustee shall release this Indenture, including the cancellation and discharge of the lien hereof, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof and to enter on the records such satisfaction and discharge and such other instruments to evidence such release and discharge as may be reasonably required by the Issuer; and the Trustee and Paying Agents shall assign and deliver to the Issuer any property, other than the Note or Notes, at the time subject to the lien of this Indenture which may then be in their possession, except amounts in the Bond Fund required to be paid to the Borrowers or the Letter of Credit Bank under Section 4.07 hereof, or to be held by the Trustee and Paying Agents under Section 4.02 hereof or otherwise for the payment of Bond service charges.

         Section 8.02 Payment and Discharge of Bonds. All the outstanding Bonds of one or more series or of one or more maturities within any series shall be deemed to have been paid and discharged within the meaning of this Indenture, including, without limitation, Section 8.01 hereof, if:

         (a) The Trustee and the Paying Agents shall hold in the Bond Fund in trust for and irrevocably committed thereto, sufficient moneys drawn under the Letter of Credit plus any premium deposited by the Borrowers with the Trustee for at least 91 days, or

         (b) the Trustee shall hold in the Bond Fund in trust for and irrevocably committed thereto, direct obligations of, or obligations guaranteed by, the United States (or securities or receipts evidencing ownership interests in such obligations) which have been purchased from moneys drawn under the Letter of Credit plus any premium deposited by the Borrowers with the Trustee for at least 91 days certified by an independent accounting firm of national reputation to be of such maturities and interest payment dates and to bear such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (likewise to be held in trust and committed, except as hereinafter provided), be sufficient together with moneys (if any) referred to in (a) above, for the payment, at their maturities or redemption dates, of all Bond service charges thereon to the date of maturity or redemption, as the case may be, or if default in such payment shall have occurred on such date then to the date of the tender of such payment; provided, that if any of such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or irrevocable



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                  provision satisfactory to the Trustee shall have been duly made for the giving of such notice. Any moneys held by the Trustee in accordance with the provisions of this section may be invested by the Trustee, but only in direct obligations of, or obligations guaranteed by, the United states the maturities or redemption dates of which, at the option of the holder, shall coincide as nearly as practicable with, but not later than, the time or times at which said moneys will be required for the aforesaid purposes. Any income or interest earned by, or increment to, the investments held under this Section shall, to the extent determined from time to time by the Trustee to be in excess of the amount required to be held by it for the purposes of this Section, be transferred at the time of such determination as provided in Section 4.07 hereof for transfers of remaining amounts in the Bond Fund. In the event of non-presentment as referred to in Section 4.02 hereof, the moneys held pursuant to this Section to which
                  Section 4.02 would apply but for the release of this Indenture shall be held and paid as provided for in said Section 4.02. Bonds so paid and discharged shall thereafter be secured solely by the moneys and investments so deposited and held for their payment, and shall no longer be secured by the Pledged Receipts or a lien upon the Note or Notes, provided that if payment or provision therefor has been made in accordance with this section 8.02 with respect to all the Bonds of any series of Bonds or of one or more maturities within any series, the Trustee shall surrender the Note or Notes relating to such Bonds to the Borrowers.

         In the event that this Indenture is satisfied and discharged in accordance with the first paragraph of this Section and Section 8.01 hereof, the holders of any Bonds then outstanding, the maturity or redemption dates thereof having not then arrived, shall have the right (to the extent that such will not result in insufficient moneys to pay Bond service charges on other Bonds at maturity or redemption) as of and on any Interest Payment Date to surrender said Bonds to a Paying Agent designated in such Bonds, and, upon such surrender, to be paid the principal amount of any Bond surrendered, plus the redemption premium, if any, held in accordance with this section on account of the surrendered Bond, plus interest accrued on any such Bond so surrendered computed to such Interest Payment Date; provided that such right may be exercised only after the holders of any such Bonds to be surrendered have given written notice to the Trustee, at least sixty days before the Interest Payment Date on which they request such payment, of their intent to so surrender the Bonds for such payment and setting forth in such notice the Bonds to be surrendered. If any Bond as to which such notice of intent has been given is not surrendered on or before such Interest Payment Date, surrender thereof for payment need not be accepted for a period of one year from said date. The Trustee shall give notice within thirty days after such discharge and satisfaction of this Indenture in the same manner as provided in Section 3 of the Bond Legislation for the Project Bonds for notice of call for redemption, to the holders of such Bonds provided for in this paragraph of their rights under this paragraph; provided that failure so to mail any such notice shall not impose any liability on the Trustee nor affect the satisfaction and discharge of this Indenture.



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                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01 Instruments of Bondholders. Any consent, request, direction, approval, objection or other instrument required by the Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

         (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction, who by law has power to take acknowledgments within such jurisdiction, that the person signing such writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

         (b) The fact of ownership of fully registered Bonds shall be proved by the registration books maintained by the Bond Registrar.

         Nothing contained herein shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matter herein stated which it deems to be sufficient. Any request or consent of the holder of any Bond shall bind every future holder of the same Bond in respect to anything done or suffered to be done by the Issuer, the Trustee or any Paying Agent in pursuance of such request or consent.

         Section 9.02 Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from the Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Borrowers, the Letter of Credit Bank and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Borrowers, the Letter of Credit Bank and the holders of the Bonds as herein provided.

         Section 9.03 Severability. In case any clause, provision or section of this Indenture, or in case any covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken under this Indenture, or any application thereof, is for any reason held to be illegal, invalid or inoperable, such illegality or invalidity or inoperability shall not affect the remainder thereof or any other clause, provision or section of this Indenture or any other covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken under this Indenture, which shall at the time be construed and enforced as if such illegal or invalid or inoperable portion were not contained herein, nor shall such illegality or invalidity or inoperability or any application thereof affect any legal and valid and operable application from time



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to time, and each such section, provision, covenant, stipulation, obligation, agreement, act, or action, or part thereof, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent from time to time permitted by law.

         Section 9.04 Notices. Except as provided in Section 6.01 hereof, it shall be sufficient service or giving of any notice, request, complaint, demand or other paper if the same shall be duly mailed by first class mail addressed to the Notice Addresses. Duplicate copies of each notice, certificate or other communication given hereunder by the Issuer, Trustee, Remarketing Agent, Letter of Credit Bank or the Borrowers to one or more of the others shall also be given to the others. The Issuer, the Borrowers, the Letter of Credit Bank, the Remarketing Agent and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent, but no such notice shall thereby be required to be sent to more than two addresses.

         Section 9.05 Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Saturday or Sunday or a day on which the Trustee or any Paying Agent is required, or authorized or not prohibited, by law (including executive orders) to close and is closed, then payment of such interest or principal and any redemption premium need not be made by such Paying Agent on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         Section 9.06 Priority Over Other Liens. This Indenture is given in order to secure funds to pay for new acquisition, construction or equipping and by reason thereof it is intended that this Indenture shall be superior to any liens which may be placed upon the Bond Fund or Construction Fund.

         Section 9.07 Extent of Covenants; No Personal Liability. All covenants, stipulations, obligations and agreements of the Issuer contained in the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, stipulation, obligation or agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer or its Legislative Authority in his individual capacity, and neither the members of the Legislative Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         Section 9.08 Power to Issue Bonds and Make Pledges. The Issuer is duly authorized pursuant to law to create and issue the Bonds and enter into this Indenture and to pledge the Pledged Receipts, the Bond Fund and all its right, title and interest in and under the Agreement and the Note in the manner and to the extent provided in this Indenture. The Bonds are and will be the valid and legally enforceable special obligations of the Issuer and the provisions of this Indenture are and will be the valid and legally enforceable obligations of the Issuer, all in accordance with their terms and the terms of this Indenture. The issuer shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the Pledged Receipts, the Bond Fund and all its right, title and



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interest in and under the Agreement and the Note and all the rights of the
Bondholders under this Indenture against all claims and demands of all persons whomsoever.

         Section 9.09 Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

         Section 9.10 Counterparts. This Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together and bearing the signatures of each of the parties hereto shall constitute but one and the same instrument.

         Section 9.11 Cautions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

         Section 9.12 Governing Law. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the state and for all purposes shall be governed by and construed in accordance with the laws of the State.

         Section 9.13 Security Agreement. This Indenture constitutes a security agreement and the Trustee as secured party shall have all the remedies available to a secured party under the Ohio Uniform Commercial Code.

         Section 9.14 Continuing Obligation. The parties hereto acknowledge and agree that the Loan Agreement, the Reimbursement Agreement, the Note and the Mortgage are continuing obligations and will (i) be binding upon the Borrowers, its successors and assigns, and (ii) inure to the benefit of and be enforceable by the Trustee and the Letter of Credit Bank and their respective successors, transferees and assigns; provided that the Borrowers may not assign all or any part of the foregoing instruments without the prior written consent of the Letter of Credit Bank. Except as set forth in the preceding sentence and except with respect to the holder(s) of any participation made by the Letter of Credit Bank of the Reimbursement Agreement and the Letter of Credit, no Person not a party to this Agreement will be entitled to the benefit of this Agreement.



                                       73
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         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Trust
Indenture to be executed in their respective names by their duly authorized officers, all as of the day and year first above written.

                                        COUNTY OF HAMILTON, OHIO


                                        By:      _______________________________
                                                 County Commissioner

                                        By:      _______________________________
                                                 County Commissioner


                                        By:      _______________________________
                                                 County Commissioner



                                        THE FIFTH THIRD BANK,
                                                 as Trustee

                                        By:      _______________________________

                                        Title:   _______________________________




                                       74